UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                   ---------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                       -----------------------------------
               (Exact name of registrant as specified in charter)

        500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
        ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end:  12/31
                         -------

Date of reporting period:  12/31/06
                          ----------

ITEM 1. REPORTS TO STOCKHOLDERS.


EMERGING MARKETS SERIES

                                                  ANNUAL REPORT      12/31/2006
--------------------------------------------------------------------------------


THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                          --------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                          --------------------------------------

                                             Emerging Markets Series


                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

TIFI Emerging Markets Series ...............................................   1

Performance Summary ........................................................   7

Your Fund's Expenses .......................................................   9

Financial Highlights and Statement of Investments ..........................  11

Financial Statements .......................................................  17

Notes to Financial Statements ..............................................  20

Report of Independent Registered Public Accounting Firm ....................  28

Tax Designation ............................................................  29

Board Members and Officers .................................................  32

Shareholder Information ....................................................  38

--------------------------------------------------------------------------------

Annual Report

TIFI Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the Fund) covers the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

TIFI Emerging Markets Series posted a +29.07% cumulative total return for the 12 months ended December 31, 2006. The Fund underperformed the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which returned +35.11% and +32.59% during the same period. 1

1. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                              47.3%
Europe                                            24.5%
Middle East & Africa                              14.0%
Latin America                                     13.5%
Short-Term Investments & Other Net Assets          0.7%

ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, strong investor confidence, continuing fund inflows, robust corporate earnings and a supportive economic environment led emerging markets to end 2006 at historical highs. After the markets experienced a healthy correction in May, they recovered as fund flows stabilized, robust economic data was reported and the U.S. showed signs of an easing monetary policy. In addition, the interest rate spread on emerging market bonds relative to U.S. Treasury yields maintained a downward trend during the year, falling from about 250 basis points (100 basis points equal one percentage point) to about 170 basis points due to rising liquidity and low inflation. 2 We believe this signaled greater investor confidence in emerging markets.

Eastern European markets recorded the strongest returns in 2006. Russia benefited from high commodity prices that supported its exports and from strong foreign investor participation, while a weaker U.S. dollar enhanced returns in Poland and the Czech Republic. Turkey was one of the few emerging markets to end the year with a negative return. Although that market recovered some of the losses from the correction earlier in the year, investors remained cautious due to slowing progress for European Union accession talks and expectations of slower growth after a substantial interest rate increase in the second quarter.

In South Africa, a consumer spending boom, propelled by low borrowing rates and greater domestic demand, led to higher corporate earnings in related companies. Foreign investment reached a record high, which boosted returns for South Africa's markets.

Latin American markets benefited from strong commodity prices, solid domestic demand and smooth power transitions in the region's key economies. International confidence in the region, especially in Brazil, remained high. A loosening monetary policy, growing foreign reserves and repayment of debt to foreign lenders further supported the Brazilian market.

Asian giants China and India continued to report strong economic growth, which led to significant fund inflows that pushed markets to record highs. Elsewhere in the region, Thailand and South Korea struggled with strong local currencies, which threatened to erode their export competitiveness. North Korea's nuclear test in October exposed the region to geopolitical tensions. However, the resumption of six-party talks could yield some positive

2.    SOURCE: J.P. MORGAN


2 | Annual Report
results in the longer term. Although a military coup and capital controls in Thailand initially rattled investor confidence in the nation's financial markets, we continued to search for opportunities among Thai equities.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the 12 months under review, relative to the MSCI EM Index, the Fund's performance benefited from underweighted exposure to Israeli and Taiwanese securities and exposure to Croatian securities (not in the index). Stock selection in South Africa and Taiwan further enhanced relative performance. In South Africa, the Fund's overweighted exposure to non-index holdings Anglo American and Remgro benefited the Fund's relative performance. Underweighted positions in MTN Group and Sasol (sold during the period) also had a positive impact. In Israel, the largest contributor to performance was the Fund's underweighted position in Teva Pharmaceutical Industries. In Taiwan, the Fund's overweighted positions in Uni-President Enterprises (sold during the period) and Realtek Semiconductor, and zero weighting in Chi Mei Optoelectronics, which declined during the year, benefited the Fund's relative performance. The Fund only held one Croatian stock, Pliva, which outperformed the index and contributed to relative performance. At the sector level, stock selection in the pharmaceuticals and biotechnology, automobiles and components, and diversified financials sectors contributed to relative Fund performance during the period. 3 The Fund also benefited from an underweighted position in the technology hardware and equipment sector, which underperformed the broader MSCI EM Index. 4

TOP 10 COUNTRIES
12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Korea                                                                15.2%
--------------------------------------------------------------------------------
South Africa                                                               13.4%
--------------------------------------------------------------------------------
Taiwan                                                                     12.4%
--------------------------------------------------------------------------------
China                                                                      11.3%
--------------------------------------------------------------------------------
Brazil                                                                     10.1%
--------------------------------------------------------------------------------
Russia                                                                      8.2%
--------------------------------------------------------------------------------
Turkey                                                                      8.0%
--------------------------------------------------------------------------------
Hungary                                                                     3.5%
--------------------------------------------------------------------------------
Mexico                                                                      3.2%
--------------------------------------------------------------------------------
Thailand                                                                    2.4%
--------------------------------------------------------------------------------

3. The pharmaceuticals and biotechnology sector comprises pharmaceuticals in the SOI. The automobiles and components sector comprises automobiles in the SOI. The diversified financials sector comprises capital markets, consumer finance and diversified financial services in the SOI.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, and electronic equipment and instruments in the SOI.


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                                4.5%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H., ord. & 144A                                        4.2%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                           3.4%
  OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Remgro Ltd.                                                                 3.0%
  DIVERSIFIED FINANCIAL SERVICES, SOUTH AFRICA
--------------------------------------------------------------------------------
Akbank TAS                                                                  2.8%
  COMMERCIAL BANKS, TURKEY
--------------------------------------------------------------------------------
Old Mutual PLC                                                              2.6%
  INSURANCE, SOUTH AFRICA
--------------------------------------------------------------------------------
Gazprom, ord. & ADR                                                         2.5%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                                          2.5%
Co. Ltd.
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Banco Bradesco SA, ADR, pfd.                                                2.1%
  COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------
LUKOIL, ADR                                                                 2.1%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Conversely, the Fund's underweighted exposure to India and overweighted exposure to Turkey detracted from Fund returns relative to the index. The Fund's position in China also detracted from relative performance mainly due to an underweighted position in China Life Insurance (sold during the period), which significantly outperformed the MSCI EM Index. Overweighted positions in Turkish companies Arcelik, Turkiye Vakiflar Bankasi (Vakifbank) and Tupras-Turkiye Petrol Rafineleri (Tupras) negatively affected relative performance as these stocks declined in value during the reporting period. Despite a small decline for the year under review, the Turkish market actually rebounded more than 20% after a June correction. Thus, we remained confident of the market's long-term uptrend. Moreover, we believed these companies' valuations generally remained attractive, so we increased our holdings at lower prices during the year. By sector, the Fund's positions in the banks, capital goods and insurance sectors had a negative impact on relative performance partly due to overweighted positions in stocks such as LG Corporation, Kasikornbank and Old Mutual. 5

The Fund increased its exposure to Eastern and Southern Europe during the year under review. More specifically, we increased our allocations in Turkey, Russia, Hungary and Austria. Turkish investments included major commercial banks Akbank and Vakifbank; Tupras, the country's largest industrial company, with a dominant market share in oil refining; and Turkcell Iletisim Hizmetleri, a leading provider of mobile communications services. Turkey's financial market correction lowered valuations and provided the Fund with an opportunity to build positions at what we considered attractive prices. The Fund also purchased MOL Magyar Olaj-es Gazipari, a Hungarian integrated

5. The banks sector comprises commercial banks in the SOI. The capital goods sector comprises building products, construction and engineering, construction materials and industrial conglomerates in the SOI.


4 | Annual Report
oil and gas company with large exposure to Central and Eastern Europe; Russia's Gazprom, the world's largest gas producer in terms of reserves and production; and Austria's OMV, one of the leading oil and gas groups in Central and Eastern Europe.

We also significantly increased our investments in South Africa during the reporting period. The Fund increased its holdings in consumer sectors such as insurance, wireless telecommunications, banking, home furnishing and retail clothing. Significant additions included Old Mutual, a major financial services group involved in life insurance, short-term insurance, asset management and banking; MTN Group, a dominant wireless telecommunications services provider in Africa; JD Group, the country's leading furniture retailer; and Edgars Consolidated Stores, a leading specialty fashion retailer in southern Africa. Higher disposable incomes and strong consumer demand could lead to greater consumption of the products and services offered by these sectors of the economy.

We also undertook selective investments in Israel, Brazil and Pakistan. Purchases included Teva Pharmaceutical Industries, which is among the world's largest generic pharmaceutical companies; and Pakistan Telecommunications, the country's dominant integrated telecommunication services provider.

The Fund increased its exposure to the oil, gas and consumable fuels industry. We believed the energy sector would benefit from greater revenues and earnings due to relatively higher oil prices in recent years. A correction in commodity prices during the period provided the Fund with an opportunity to build positions at lower prices. We believed oil prices would remain firm because of geopolitical and supply and demand problems. The Fund also invested in semiconductors and computer hardware companies in an attempt to benefit from greater export demand for Asian information technology products.

On the other hand, we substantially reduced the Fund's holdings in Singapore and South Korea as certain stocks reached their sell targets. Specific sales included Daewoo Shipbuilding & Marine Engineering, South Korea's major shipbuilder; CJ Corporation, a prominent integrated food maker in South Korea; Singapore Telecommunications, a leading integrated telecommunication services provider in Singapore; and Fraser and Neave, a dominant player in the Singapore soft drinks and beer market. One of the largest sales during the year was Pliva, a Croatian pharmaceutical company. We sold our Pliva shares


                                                               Annual Report | 5
after the company was the subject of a takeover battle and the share price went far above our sell limit. We also sold stocks selectively in India, Mexico and China as the Fund continued to realign its exposure seeking to benefit from the continued economic recovery in emerging markets.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Mark Mobius

                        Mark Mobius
                        Managing Director
                        Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------
SYMBOL: TEEMX                                         CHANGE       12/31/06     12/31/05
-----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.93        $20.86        $18.93
-----------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-----------------------------------------------------------------------------------------
Dividend Income                         $0.5444
-----------------------------------------------------------------------------------------
Long-Term Capital Gain                  $2.9320
-----------------------------------------------------------------------------------------
             TOTAL                      $3.4764
-----------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
                                                       1-YEAR       5-YEAR        10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +29.07%     +227.79%       +140.98%
------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +29.07%      +26.80%         +9.19%
------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                  $1,290,704   $3,277,910     $2,409,799
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
                            12/31/06
------------------------------------
1-Year                       +29.07%
------------------------------------
5-Year                       +26.80%
------------------------------------
10-Year                       +9.19%
------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  TIFI Emerging             S&P/IFCI
                  Markets Series        Composite Index 5        MSCI EM Index 5
                  --------------        -----------------        ---------------
Date
Incept             1,000,000.00           1,000,000.00            1,000,000.00
Jan-97             1,073,895.40           1,070,641.77            1,068,209.68
Feb-97             1,114,826.91           1,123,082.05            1,113,956.14
Mar-97             1,092,272.58           1,094,947.42            1,084,694.90
Apr-97             1,102,744.16           1,076,357.48            1,086,611.06
May-97             1,155,102.51           1,112,954.69            1,117,710.27
Jun-97             1,196,988.98           1,161,011.07            1,177,526.80
Jul-97             1,251,763.93           1,172,220.53            1,195,104.83
Aug-97             1,140,603.47           1,022,557.64            1,043,028.58
Sep-97             1,193,767.10           1,055,853.06            1,071,928.88
Oct-97               971,446.34             882,605.92              896,038.79
Nov-97               899,755.88             841,513.83              863,344.45
Dec-97               886,796.45             852,640.05              884,149.33
Jan-98               814,963.61             796,731.50              814,805.27
Feb-98               895,348.42             878,083.29              899,851.13
Mar-98               930,496.90             912,516.30              938,901.04
Apr-98               932,213.67             914,985.71              928,673.25
May-98               800,879.89             800,837.93              801,407.17
Jun-98               723,624.71             718,764.74              717,342.67
Jul-98               728,775.11             747,426.54              740,086.99
Aug-98               559,671.88             537,304.74              526,098.42
Sep-98               587,998.81             563,164.17              559,471.39
Oct-98               676,413.27             627,840.51              618,384.74
Nov-98               749,376.58             675,064.51              669,814.79
Dec-98               726,898.80             664,992.65              660,107.62
Jan-99               691,909.75             649,621.26              649,457.34
Feb-99               691,909.58             661,191.42              655,774.65
Mar-99               788,628.66             737,604.39              742,199.42
Apr-99               942,678.33             838,184.29              834,025.00
May-99               917,295.22             823,201.35              829,173.08
Jun-99             1,006,574.03             912,960.24              923,277.42
Jul-99               961,934.83             899,697.57              898,196.12
Aug-99               927,798.66             909,408.73              906,368.04
Sep-99               886,660.51             884,076.47              875,694.65
Oct-99               912,043.74             899,114.90              894,340.53
Nov-99               989,068.39             979,939.51              974,531.15
Dec-99             1,138,204.76           1,111,289.92            1,098,472.23
Jan-00             1,087,029.81           1,112,871.45            1,105,019.09
Feb-00             1,048,207.38           1,111,789.35            1,119,613.11
Mar-00             1,061,936.95           1,128,048.61            1,125,077.14
Apr-00               970,131.81           1,011,348.19            1,018,427.99
May-00               892,450.57             983,185.82              976,324.22
Jun-00               958,655.95           1,011,015.23            1,010,715.15
Jul-00               918,049.85             962,403.93              958,734.54
Aug-00               935,704.60             966,038.68              963,448.41
Sep-00               843,899.54             879,637.08              879,324.02
Oct-00               773,280.13             808,412.64              815,570.40
Nov-00               732,673.83             736,993.98              744,261.94
Dec-00               773,823.21             758,330.79              762,230.85
Jan-01               861,392.22             855,719.87              867,190.06
Feb-01               793,481.64             789,794.96              799,288.10
Mar-01               719,316.19             721,761.33              720,782.43
Apr-01               756,845.77             764,490.44              756,397.57
May-01               783,652.75             787,630.75              765,426.10
Jun-01               780,078.51             773,369.22              749,714.32
Jul-01               734,506.61             720,512.75              702,339.47
Aug-01               737,187.31             710,718.35              695,411.71
Sep-01               645,150.56             600,538.28              587,776.22
Oct-01               664,808.85             637,773.65              624,252.96
Nov-01               705,018.95             712,494.10              689,427.07
Dec-01               735,163.48             771,759.94              744,150.50
Jan-02               773,377.34             799,311.89              769,368.19
Feb-02               772,467.41             814,738.77              782,007.80
Mar-02               818,780.24             871,507.45              829,046.66
Apr-02               846,133.63             879,581.59              834,427.52
May-02               840,663.07             865,181.32              821,132.56
Jun-02               787,779.76             802,752.42              759,529.61
Jul-02               745,837.72             751,921.42              701,762.29
Aug-02               744,014.08             761,660.33              712,575.58
Sep-02               689,307.03             677,034.49              635,694.98
Oct-02               707,542.69             720,512.75              676,943.80
Nov-02               764,985.01             770,539.11              723,540.22
Dec-02               749,536.25             741,377.88              699,500.17
Jan-03               741,207.99             742,043.78              696,454.62
Feb-03               740,282.81             720,068.81              677,657.37
Mar-03               713,490.61             693,626.70              658,442.63
Apr-03               787,812.55             764,434.95              717,091.51
May-03               834,263.75             817,624.37              768,558.15
Jun-03               862,134.43             868,233.40              812,361.84
Jul-03               899,295.59             914,902.47              863,238.00
Aug-03               942,030.71             980,910.63              921,178.30
Sep-03               969,901.49             991,620.65              927,931.40
Oct-03             1,045,152.48           1,072,167.81            1,006,896.15
Nov-03             1,066,520.05           1,085,929.91            1,019,271.30
Dec-03             1,153,109.36           1,165,117.51            1,093,162.90
Jan-04             1,190,062.03           1,204,933.27            1,131,986.59
Feb-04             1,233,647.10           1,263,006.02            1,184,205.05
Mar-04             1,232,383.68           1,286,562.53            1,199,421.16
Apr-04             1,162,966.97           1,189,284.43            1,101,359.77
May-04             1,148,703.02           1,173,108.40            1,079,668.33
Jun-04             1,172,476.00           1,173,163.90            1,084,600.09
Jul-04             1,154,408.55           1,149,024.72            1,065,421.94
Aug-04             1,193,395.88           1,200,382.90            1,110,020.71
Sep-04             1,255,205.22           1,269,692.85            1,174,131.95
Oct-04             1,292,290.97           1,306,401.04            1,202,260.46
Nov-04             1,391,186.19           1,419,910.66            1,313,620.15
Dec-04             1,457,550.57           1,492,688.88            1,376,859.81
Jan-05             1,446,925.76           1,496,295.89            1,381,217.72
Feb-05             1,558,970.59           1,621,902.83            1,502,500.81
Mar-05             1,484,068.61           1,520,629.28            1,403,514.61
Apr-05             1,438,447.99           1,486,556.98            1,366,106.40
May-05             1,495,721.28           1,542,271.30            1,414,204.81
Jun-05             1,544,253.23           1,594,267.64            1,463,021.76
Jul-05             1,631,621.92           1,704,614.19            1,566,542.19
Aug-05             1,623,867.89           1,718,958.96            1,580,643.87
Sep-05             1,754,905.91           1,879,470.60            1,728,034.53
Oct-05             1,656,867.65           1,757,026.72            1,615,131.28
Nov-05             1,784,986.17           1,899,586.58            1,748,859.37
Dec-05             1,867,041.94           2,018,007.27            1,852,459.64
Jan-06             2,055,420.84           2,234,566.19            2,060,488.52
Feb-06             2,060,347.57           2,236,036.74            2,058,525.79
Mar-06             2,076,142.51           2,262,423.35            2,076,978.73
Apr-06             2,216,588.20           2,454,399.16            2,225,182.76
May-06             2,004,921.51           2,211,425.88            1,992,549.96
Jun-06             1,983,164.40           2,202,075.41            1,988,328.44
Jul-06             2,033,612.04           2,230,265.53            2,018,065.39
Aug-06             2,071,184.78           2,296,134.96            2,070,491.76
Sep-06             2,071,184.91           2,316,223.19            2,087,895.14
Oct-06             2,170,084.56           2,419,966.15            2,187,145.82
Nov-06             2,291,744.42           2,607,696.79            2,350,071.94
Dec-06             2,409,799.37           2,726,616.91            2,456,108.98

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 9

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06-12/31/06
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,215.10              $7.98
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.00              $7.27
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


10 | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              2006           2005           2004           2003          2002
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................      $    18.93     $    15.09     $    12.18     $     8.10    $     8.08
                                                           ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ............................            0.44           0.33           0.21           0.24          0.14

 Net realized and unrealized gains (losses) .........            4.96           3.89           2.97           4.10          0.02
                                                           ----------------------------------------------------------------------
Total from investment operations ....................            5.40           4.22           3.18           4.34          0.16
                                                           ----------------------------------------------------------------------
Less distributions from:

 Net investment income ..............................           (0.54)         (0.38)         (0.27)         (0.26)        (0.14)

 Net realized gains .................................           (2.93)            --             --             --            --
                                                           ----------------------------------------------------------------------
Total distributions .................................           (3.47)         (0.38)         (0.27)         (0.26)        (0.14)
                                                           ----------------------------------------------------------------------
Redemption fees .....................................              -- c           -- c           -- c           --            --
                                                           ----------------------------------------------------------------------
Net asset value, end of year ........................      $    20.86     $    18.93     $    15.09     $    12.18    $     8.10
                                                           ======================================================================

Total return ........................................           29.07%         28.09%         26.40%         53.84%         1.96%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................      $3,209,602     $2,841,536     $2,063,532     $2,092,229    $1,234,595

Ratios to average net assets:

 Expenses ...........................................            1.42% d        1.42% d        1.45% d        1.46%         1.49%

 Net investment income ..............................            2.09%          1.98%          1.62%          2.52%         1.67%

Portfolio turnover rate .............................           40.84%         36.42%         52.07%         46.83%        53.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.3%
    COMMON STOCKS AND RIGHTS 90.8%
    AUSTRIA 0.8%
    OMV AG .................................          Oil, Gas & Consumable Fuels                139,550    $     7,919,315
    Wienerberger AG ........................               Building Products                     301,550         17,912,748
                                                                                                            ---------------
                                                                                                                 25,832,063
                                                                                                            ---------------
    BRAZIL 1.6%
    Centrais Eletricas Brasileiras SA ......              Electric Utilities                 807,188,000         19,302,238
    CPFL Energia SA ........................              Electric Utilities                     716,178         10,056,326
    Souza Cruz SA ..........................                    Tobacco                        1,259,703         22,434,682
                                                                                                            ---------------
                                                                                                                 51,793,246
                                                                                                            ---------------
    CHINA 11.3%
    Aluminum Corp. of China Ltd., H ........                Metals & Mining                   52,778,000         48,848,730
a,b China Coal Energy Co., H, 144A .........           Oil, Gas & Consumable Fuels             2,119,000          1,375,594
    China Mobile (Hong Kong) Ltd. ..........      Wireless Telecommunication Services          3,769,948         32,566,605
    China Petroleum and Chemical Corp., H ..          Oil, Gas & Consumable Fuels             38,776,000         35,889,165
    China Shenhua Energy Co. Ltd., H .......          Oil, Gas & Consumable Fuels              1,644,500          3,957,378
    Citic Pacific Ltd. .....................           Industrial Conglomerates                1,297,000          4,476,639
    CNOOC Ltd. .............................          Oil, Gas & Consumable Fuels             66,754,000         63,414,648
    Denway Motors Ltd. .....................                  Automobiles                     37,817,000         15,313,183
    PetroChina Co. Ltd., H .................          Oil, Gas & Consumable Fuels             78,482,000        111,178,167
  b PetroChina Co. Ltd., H, 144A ...........          Oil, Gas & Consumable Fuels             16,358,000         23,172,861
    Shanghai Industrial Holdings Ltd. ......           Industrial Conglomerates                7,264,000         15,463,366
    Travelsky Technology Ltd., H ...........                  IT Services                      4,568,000          6,964,319
                                                                                                            ---------------
                                                                                                                362,620,655
                                                                                                            ---------------
    CZECH REPUBLIC 0.2%
    Philip Morris CR AS ....................                    Tobacco                           10,093          5,251,170
                                                                                                            ---------------
    HONG KONG 1.2%
    Cheung Kong (Holdings) Ltd. ............                  Real Estate                      1,074,000         13,219,375
    Cheung Kong Infrastructure Holdings Ltd.              Electric Utilities                   1,838,000          5,705,983
    Dairy Farm International Holdings Ltd. .           Food & Staples Retailing                1,034,019          3,515,665
    Hopewell Holdings Ltd. .................         Transportation Infrastructure               946,000          3,319,874
    MTR Corp. Ltd. .........................                  Road & Rail                      5,765,120         14,495,896
                                                                                                            ---------------
                                                                                                                 40,256,793
                                                                                                            ---------------
    HUNGARY 3.5%
  a Magyar Telekom PLC .....................    Diversified Telecommunication Services         5,657,593         31,430,247
    MOL Magyar Olaj-es Gazipari Rt. ........          Oil, Gas & Consumable Fuels                329,249         37,342,952
    OTP Bank Ltd. ..........................               Commercial Banks                      598,566         27,501,129
    Richter Gedeon Nyrt. ...................                Pharmaceuticals                       68,608         15,649,303
                                                                                                            ---------------
                                                                                                                111,923,631
                                                                                                            ---------------
    INDIA 1.2%
    Gail India Ltd. ........................                 Gas Utilities                     1,933,380         11,462,667
    Indian Oil Corp. Ltd. ..................          Oil, Gas & Consumable Fuels                712,660          7,270,376
    Oil & Natural Gas Corp. Ltd. ...........          Oil, Gas & Consumable Fuels                820,153         16,175,317
  b Oil & Natural Gas Corp. Ltd., 144A .....          Oil, Gas & Consumable Fuels                 91,290          1,800,450
    Tata Chemicals Ltd. ....................                   Chemicals                         114,730            560,581
                                                                                                            ---------------
                                                                                                                 37,269,391
                                                                                                            ---------------


12 | Annual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    INDONESIA 0.3%
    PT Astra International Tbk .............                  Automobiles                      5,150,000    $     8,990,382
                                                                                                            ---------------
    ISRAEL 0.6%
  a Taro Pharmaceutical Industries Ltd. ....                Pharmaceuticals                      600,210          6,002,100
    Teva Pharmaceutical Industries Ltd., ADR                Pharmaceuticals                      407,980         12,680,018
                                                                                                            ---------------
                                                                                                                 18,682,118
                                                                                                            ---------------
    MALAYSIA 1.2%
    Maxis Communications Bhd. ..............      Wireless Telecommunication Services          9,139,500         26,408,754
    Sime Darby Bhd. ........................           Industrial Conglomerates                6,112,800         12,468,034
                                                                                                            ---------------
                                                                                                                 38,876,788
                                                                                                            ---------------
    MEXICO 3.2%
    Grupo Bimbo SA de CV, A ................                 Food Products                     1,513,034          7,563,244
    Kimberly Clark de Mexico SA de CV, A ...              Household Products                  13,840,881         63,933,717
    Telefonos de Mexico SA de CV, L, ADR ...    Diversified Telecommunication Services         1,120,658         31,669,795
                                                                                                            ---------------
                                                                                                                103,166,756
                                                                                                            ---------------
    PAKISTAN 0.2%
    Pakistan Telecommunications Corp., A ...    Diversified Telecommunication Services         8,130,500          5,925,007
                                                                                                            ---------------
    PANAMA 0.2%
    Banco Latinoamericano de Exportaciones
     SA, E .................................               Commercial Banks                      470,100          7,972,896
                                                                                                            ---------------
    PERU 0.0% c
    Compania de Minas Buenaventura SA,
     ADR ...................................                Metals & Mining                       47,700          1,338,462
                                                                                                            ---------------
    PHILIPPINES 1.0%
    San Miguel Corp., B ....................                   Beverages                      19,771,298         31,239,054
                                                                                                            ---------------
    POLAND 0.6%
  a Grupa Lotos SA .........................          Oil, Gas & Consumable Fuels                 68,700          1,166,572
    Polski Koncern Naftowy Orlen SA ........          Oil, Gas & Consumable Fuels              1,127,656         18,526,915
                                                                                                            ---------------
                                                                                                                 19,693,487
                                                                                                            ---------------
    RUSSIA 8.2%
  b Evraz Group SA, GDR, 144A ..............                Metals & Mining                      120,000          3,042,000
    Gazprom ................................          Oil, Gas & Consumable Fuels              1,024,770         11,784,855
    Gazprom, ADR ...........................          Oil, Gas & Consumable Fuels              1,508,274         69,380,604
    LUKOIL, ADR ............................          Oil, Gas & Consumable Fuels                503,120         44,023,000
    LUKOIL, ADR (London Exchange) ..........          Oil, Gas & Consumable Fuels                257,200         22,453,560
    Mining and Metallurgical Co.
     Norilsk Nickel ........................                Metals & Mining                      259,585         40,754,845
    Mobile Telesystems, ADR ................      Wireless Telecommunication Services            274,800         13,792,212
a,b OAO TMK, 144A ..........................          Energy Equipment & Services                368,784          3,060,907
    TNK-BP .................................          Oil, Gas & Consumable Fuels              1,518,000          3,939,210
    Unified Energy Systems .................              Electric Utilities                  41,584,600         44,911,368
  a ZAO Polyus Gold Co. ....................                Metals & Mining                      118,102          5,822,429
                                                                                                            ---------------
                                                                                                                262,964,990
                                                                                                            ---------------


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                   INDUSTRY                    SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    SINGAPORE 0.9%
    ComfortDelGro Corp. Ltd. ...............                 Road & Rail                      16,213,000    $    17,022,355
    Fraser and Neave Ltd. ..................          Industrial Conglomerates                 4,377,290         12,845,417
                                                                                                            ---------------
                                                                                                                 29,867,772
                                                                                                            ---------------
    SOUTH AFRICA 13.4%
    Anglo American PLC .....................               Metals & Mining                     1,347,489         65,752,272
    Edgars Consolidated Stores Ltd. ........              Specialty Retail                     4,912,593         27,343,000
  a Imperial Holdings Ltd. .................           Air Freight & Logistics                 1,275,161         29,836,084
    JD Group Ltd. ..........................              Specialty Retail                     1,687,419         19,152,371
    Massmart Holdings Ltd. .................          Food & Staples Retailing                 1,650,509         16,531,583
    MTN Group Ltd. .........................     Wireless Telecommunication Services           3,630,200         44,181,353
    Nedbank Group Ltd. .....................              Commercial Banks                     1,969,859         37,519,338
    Old Mutual PLC .........................                  Insurance                       24,356,820         83,115,811
    Remgro Ltd. ............................       Diversified Financial Services              3,822,844         97,093,556
    Standard Bank Group Ltd. ...............              Commercial Banks                       759,919         10,246,099
                                                                                                            ---------------
                                                                                                                430,771,467
                                                                                                            ---------------
    SOUTH KOREA 15.2%
    GS Holdings Corp. ......................         Oil, Gas & Consumable Fuels                 539,800         17,470,946
    Hana Financial Group Inc. ..............              Commercial Banks                       981,716         51,619,261
  a Hite Brewery Co. Ltd. ..................                  Beverages                           67,280          8,645,118
  a Hyundai Development Co. ................         Construction & Engineering                  514,830         31,443,381
  a Kangwon Land Inc. ......................        Hotels, Restaurants & Leisure              2,279,417         49,509,918
    LG Card Co. Ltd. .......................              Consumer Finance                       713,370         47,481,293
    LG Corp. ...............................          Industrial Conglomerates                   183,600          5,892,968
    Lotte Shopping Co. Ltd. ................              Multiline Retail                        72,930         30,269,871
    Samsung Electronics Co. Ltd. ...........  Semiconductors & Semiconductor Equipment           217,350        143,264,032
    Samsung Fine Chemicals Co. Ltd. ........                  Chemicals                           46,810          1,172,767
  a Shinhan Financial Group Co. Ltd. .......              Commercial Banks                       613,470         31,333,145
    SK Corp. ...............................         Oil, Gas & Consumable Fuels                 456,880         35,862,624
    SK Telecom Co. Ltd. ....................     Wireless Telecommunication Services             136,769         32,721,615
                                                                                                            ---------------
                                                                                                                486,686,939
                                                                                                            ---------------
    SWEDEN 1.0%
    Oriflame Cosmetics SA, SDR .............              Personal Products                      760,114         31,286,803
                                                                                                            ---------------
    TAIWAN 12.4%
    Asustek Computer Inc. ..................           Computers & Peripherals                12,640,200         34,601,990
    Chunghwa Telecom Co. Ltd. ..............   Diversified Telecommunication Services         12,406,260         23,072,560
    D-Link Corp. ...........................          Communications Equipment                18,402,039         24,114,380
    Lite-On Technology Corp. ...............           Computers & Peripherals                17,930,602         24,239,467
    MediaTek Inc. ..........................  Semiconductors & Semiconductor Equipment         1,638,120         16,941,735
    Mega Financial Holding Co. Ltd. ........              Commercial Banks                    51,508,032         37,858,443
    President Chain Store Corp. ............          Food & Staples Retailing                 7,636,010         18,442,657
    Realtek Semiconductor Corp. ............  Semiconductors & Semiconductor Equipment        17,423,172         29,996,623
    Siliconware Precision Industries Co. ...  Semiconductors & Semiconductor Equipment        10,550,001         16,576,954
    Sunplus Technology Co. Ltd. ............  Semiconductors & Semiconductor Equipment        19,417,907         23,687,642
    Synnex Technology International Corp. ..     Electronic Equipment & Instruments            9,720,043         12,289,881
    Taiwan Mobile Co. Ltd. .................     Wireless Telecommunication Services          30,918,878         32,071,753


14 | Annual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY                    SHARES/RIGHTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    TAIWAN (CONTINUED)
    Taiwan Semiconductor Manufacturing
     Co. Ltd. ..............................   Semiconductors & Semiconductor Equipment       38,312,711    $    79,364,983
    United Microelectronics Corp. ..........   Semiconductors & Semiconductor Equipment       36,448,000         22,650,668
  a Yageo Corp. ............................      Electronic Equipment & Instruments           2,912,000          1,358,367
                                                                                                            ---------------
                                                                                                                397,268,103
                                                                                                            ---------------
    THAILAND 2.4%
    Kasikornbank Public Co. Ltd., fgn. .....               Commercial Banks                   13,339,200         23,517,630
    PTT Public Co. Ltd., fgn. ..............          Oil, Gas & Consumable Fuels              1,747,000         10,348,942
    Siam Cement Public Co. Ltd., fgn. ......            Construction Materials                 2,678,136         19,188,901
    Siam Commercial Bank Public Co.
     Ltd., fgn. ............................               Commercial Banks                    4,245,500          6,946,093
    Thai Airways International Public Co.
     Ltd., fgn. ............................                   Airlines                        7,747,100          9,724,851
    Thai Beverages Co. Ltd., fgn. ..........                   Beverages                      33,986,000          5,984,036
  a True Corp. Public Co. Ltd., fgn., rts.,
     3/28/08 ...............................    Diversified Telecommunication Services         2,088,420                 --
                                                                                                            ---------------
                                                                                                                 75,710,453
                                                                                                            ---------------
    TURKEY 8.0%
    Akbank TAS .............................               Commercial Banks                   14,796,670         89,898,525
    Anadolu Efes Biracilik Ve Malt Sanayii
     AS ....................................                  Beverages                           23,700            732,515
    Arcelik AS, Br. ........................              Household Durables                   4,592,414         27,090,538
  a KOC Holding AS .........................           Industrial Conglomerates                1,586,370          6,163,925
  a Migros Turk TAS ........................           Food & Staples Retailing                  139,308          1,801,015
    Tupras-Turkiye Petrol Rafineleri AS ....          Oil, Gas & Consumable Fuels              2,700,300         46,165,496
  a Turk Hava Yollari Anonim Ortakligi .....                   Airlines                          828,000          3,568,209
a,b Turk Hava Yollari Anonim Ortakligi, 144A                   Airlines                        3,314,000         14,281,456
    Turkcell Iletisim Hizmetleri AS ........      Wireless Telecommunication Services          7,275,148         36,748,363
    Turkiye Vakiflar Bankasi T.A.O. ........               Commercial Banks                    6,233,752         29,286,083
                                                                                                            ---------------
                                                                                                                255,736,125
                                                                                                            ---------------
    UNITED KINGDOM 2.2%
    HSBC Holdings PLC ......................               Commercial Banks                    2,192,044         40,182,472
    Provident Financial PLC ................               Consumer Finance                    2,280,230         31,325,398
                                                                                                            ---------------
                                                                                                                 71,507,870
                                                                                                            ---------------
    TOTAL COMMON STOCKS AND RIGHTS
     (COST $1,936,667,413) .................                                                                  2,912,632,421
                                                                                                            ---------------
    PREFERRED STOCKS 8.5%
    BRAZIL 8.5%
    Banco Bradesco SA, ADR, pfd. ...........               Commercial Banks                    1,661,752         67,051,693
    Companhia Vale do Rio Doce, ADR, pfd., A               Metals & Mining                     2,506,400         65,793,000
    Petroleo Brasileiro SA, ADR, pfd. ......         Oil, Gas & Consumable Fuels               1,160,635        107,660,503
    Unibanco - Uniao de Bancos Brasileiros
     SA, GDR, pfd. .........................               Commercial Banks                      350,500         32,582,480
                                                                                                            ---------------
    TOTAL PREFERRED STOCKS
     (COST $113,547,749) ...................                                                                    273,087,676
                                                                                                            ---------------


                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                                              PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------
    TOTAL LONG TERM INVESTMENTS
     (COST $2,050,215,162)..................                                                                $ 3,185,720,097
                                                                                                            ---------------
    SHORT TERM INVESTMENTS (COST $12,829,154) 0.4%
    UNITED STATES 0.4%
  d Federal Home Loan Bank, 1/02/07 ........                                             $    12,836,000         12,836,000
                                                                                                            ---------------
    TOTAL INVESTMENTS
     (COST $2,063,044,316) 99.7% ...........                                                                  3,198,556,097
    OTHER ASSETS, LESS LIABILITIES 0.3% ....                                                                     11,046,150
                                                                                                            ---------------
    NET ASSETS 100.0%.......................                                                                $ 3,209,602,247
                                                                                                            ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
GDR  - Global Depository Receipt
SDR  - Swedish Depository Receipt

a     Non-income producing for the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2006, the aggregate value of these securities was $46,733,268, representing 1.46% of net assets.

c     Rounds to less than 0.1% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                                                                                            ---------------
                                                                                                                EMERGING
                                                                                                             MARKETS SERIES
                                                                                                            ---------------
Assets:
 Investments in securities:
  Cost .................................................................................................    $ 2,063,044,316
                                                                                                            ---------------
  Value ................................................................................................    $ 3,198,556,097
 Cash ..................................................................................................            144,475
 Foreign currency, at value (cost $2,597,986) ..........................................................          2,448,303
 Receivables:
  Investment securities sold ...........................................................................         17,450,359
  Capital shares sold ..................................................................................          1,224,876
  Dividends ............................................................................................          6,123,214
  Foreign tax ..........................................................................................          1,234,088
                                                                                                            ---------------
      Total assets .....................................................................................      3,227,181,412
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................          1,581,344
  Capital shares redeemed ..............................................................................         11,260,057
  Affiliates ...........................................................................................          3,440,557
 Deferred tax ..........................................................................................            175,198
 Accrued expenses and other liabilities ................................................................          1,122,009
                                                                                                            ---------------
      Total liabilities ................................................................................         17,579,165
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $ 3,209,602,247
                                                                                                            ===============
Net assets consist of:
 Paid-in capital .......................................................................................    $ 2,055,437,040
 Distributions in excess of net investment income ......................................................        (47,974,409)
 Net unrealized appreciation (depreciation) ............................................................      1,135,331,135
 Accumulated net realized gain (loss) ..................................................................         66,808,481
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $ 3,209,602,247
                                                                                                            ===============
Shares outstanding .....................................................................................        153,893,017
                                                                                                            ===============
Net asset value per share a ............................................................................    $         20.86
                                                                                                            ===============

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

                                                                                                            ---------------
                                                                                                                EMERGING
                                                                                                             MARKETS SERIES
                                                                                                            ---------------
Investment income:
  Dividends (net of foreign taxes of $8,523,940) .......................................................    $   102,776,519
  Interest (net of foreign taxes of $617) ..............................................................          1,591,356
  Other income (Note 8) ................................................................................            536,396
                                                                                                            ---------------
      Total investment income ..........................................................................        104,904,271
                                                                                                            ---------------
Expenses:
 Management fees (Note 3a) .............................................................................         36,373,949
 Administrative fees (Note 3b) .........................................................................          2,423,059
 Transfer agent fees (Note 3c) .........................................................................              9,134
 Custodian fees (Note 4) ...............................................................................          2,935,723
 Reports to shareholders ...............................................................................             33,519
 Registration and filing fees ..........................................................................            355,878
 Professional fees .....................................................................................            137,710
 Directors' fees and expenses ..........................................................................             74,265
 Other .................................................................................................             81,675
                                                                                                            ---------------
  Total expenses .......................................................................................         42,424,912
  Expense reductions (Note 4) ..........................................................................            (19,252)
                                                                                                            ---------------
      Net expenses .....................................................................................         42,405,660
                                                                                                            ---------------
        Net investment income ..........................................................................         62,498,611
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................................................        490,414,572
  Foreign currency transactions ........................................................................         (1,454,614)
                                                                                                            ---------------
      Net realized gain (loss) .........................................................................        488,959,958
                                                                                                            ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................................................................        219,678,551
  Translation of assets and liabilities denominated in foreign currencies ..............................             24,787
 Change in deferred taxes on unrealized appreciation (depreciation) ....................................             (2,829)
                                                                                                            ---------------
      Net change in unrealized appreciation (depreciation) .............................................        219,700,509
                                                                                                            ---------------
Net realized and unrealized gain (loss) ................................................................        708,660,467
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ........................................    $   771,159,078
                                                                                                            ===============


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         ----------------------------------
                                                                                               EMERGING MARKETS SERIES
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         ----------------------------------
                                                                                              2006               2005
                                                                                         ----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .............................................................   $    62,498,611    $    46,949,051
   Net realized gain (loss) from investments and foreign currency transactions .......       488,959,958        326,585,364
   Net change in unrealized appreciation (depreciation) on investments, translation
    of assets and liabilities denominated in foreign currencies, and deferred taxes ..       219,700,509        246,568,439
                                                                                         ----------------------------------
       Net increase (decrease) in net assets resulting from operations ...............       771,159,078        620,102,854
                                                                                         ----------------------------------

Distributions to shareholders from:
  Net investment income ..............................................................       (74,010,838)       (55,791,328)
  Net realized gain ..................................................................      (394,234,085)                --
                                                                                         ----------------------------------
Total distributions to shareholders ..................................................      (468,244,923)       (55,791,328)
                                                                                         ----------------------------------
Capital share transactions (Note 2) ..................................................        65,143,777        213,692,478
                                                                                         ----------------------------------

Redemption fees ......................................................................             7,862                712
                                                                                         ----------------------------------
      Net increase (decrease) in net assets ..........................................       368,065,794        778,004,716
Net assets:
 Beginning of year ...................................................................     2,841,536,453      2,063,531,737
                                                                                         ----------------------------------
 End of year .........................................................................   $ 3,209,602,247    $ 2,841,536,453
                                                                                         ==================================
Distributions in excess of net investment income included in net assets:
 End of year .........................................................................   $   (47,974,409)   $   (35,986,193)
                                                                                         ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Emerging Markets Series (the
Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


20 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.


22 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 1.14 billion shares of TIFI authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                  2006                                 2005
                                     -------------------------------------------------------------------
                                         SHARES           AMOUNT           SHARES             AMOUNT
                                     -------------------------------------------------------------------
Shares sold ......................     21,134,826    $   441,896,309     33,273,305      $   537,595,503
Shares issued in reinvestment
 of distributions ................     21,751,689        442,666,138      2,750,866           49,329,161
Shares redeemed ..................    (39,129,699)      (819,418,670)   (22,672,825)        (373,232,186)
                                     -------------------------------------------------------------------
Net increase (decrease) ..........      3,756,816    $    65,143,777     13,351,346      $   213,692,478
                                     ===================================================================


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
--------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
      1.250%               Up to and including $1 billion
      1.200%               Over $1 billion, up to and including $5 billion
      1.150%               Over $5 billion, up to and including $10 billion
      1.100%               Over $10 billion, up to and including $15 billion
      1.050%               Over $15 billion, up to and including $20 billion
      1.000%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT services based on the aggregate average net assets of certain funds within TIFI as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $9,134, of which $4,549 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


24 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

5. INCOME TAXES

For tax purposes, capital losses may be carried forward to offset future capital gains, if any. At December 31, 2006, the Fund had no tax basis capital losses. During the the year ended December 31, 2006, the Fund utilized $25,624,201 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $660,135.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                     -----------------------------
                                          2006            2005
                                     -----------------------------
Distributions paid from:
 Ordinary income ..................  $  74,010,838    $ 55,791,328
 Long term capital gain ...........    394,234,085              --
                                     -----------------------------
                                     $ 468,244,923    $ 55,791,328
                                     =============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...............................   $ 2,139,259,350
                                                      ===============

Unrealized appreciation ...........................   $ 1,065,157,456
Unrealized depreciation ...........................        (5,860,709)
                                                      ---------------
Net unrealized appreciation (depreciation) ........   $ 1,059,296,747
                                                      ===============

Undistributed ordinary income .....................   $    67,826,457
Undistributed long term capital gains .............        27,882,785
                                                      ---------------
Distributable earnings ............................   $    95,709,242
                                                      ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $1,207,508,453 and $1,565,708,871, respectively.


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006, and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


26 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TEMPLETON INSTITUTIONAL FUNDS, INC. - EMERGING MARKETS SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series (one of the funds constituting the Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 22, 2007


28 | Annual Report

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

EMERGING MARKETS SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $422,116,870 as long term capital gain dividends for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $41,950,949 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 0.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $57,570,976 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,577,099 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid as allowed, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to shareholders of record.


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

Record Date: 12/14/2006

--------------------------------------------------------------------------------
                            FOREIGN TAX         FOREIGN            FOREIGN
                               PAID          SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                      PER SHARE         PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ..............      $0.0000           $0.0001            $0.0001
Austria ................       0.0005            0.0024             0.0024
Brazil .................       0.0067            0.0674             0.0041
China ..................       0.0000            0.0615             0.0321
Croatia ................       0.0000            0.0028             0.0000
Czech Republic .........       0.0001            0.0005             0.0005
Finland ................       0.0003            0.0012             0.0012
Hong Kong ..............       0.0000            0.0166             0.0000
Hungary ................       0.0000            0.0064             0.0064
India ..................       0.0001            0.0099             0.0093
Indonesia ..............       0.0008            0.0036             0.0036
Israel .................       0.0000            0.0002             0.0002
Malaysia ...............       0.0000            0.0097             0.0000
Mexico .................       0.0000            0.0388             0.0388
Pakistan ...............       0.0000            0.0002             0.0002
Panama .................       0.0000            0.0042             0.0042
Peru ...................       0.0000            0.0004             0.0004
Philippines ............       0.0008            0.0022             0.0022
Poland .................       0.0032            0.0149             0.0149
Portugal ...............       0.0002            0.0010             0.0010
Russia .................       0.0037            0.0733             0.0729
Singapore ..............       0.0000            0.0093             0.0000
South Africa ...........       0.0000            0.0659             0.0190
South Korea ............       0.0117            0.0497             0.0456
Sweden .................       0.0000            0.0047             0.0000
Taiwan .................       0.0316            0.0853             0.0000
Thailand ...............       0.0022            0.0158             0.0154
Turkey .................       0.0000            0.0236             0.0236
United Kingdom .........       0.0000            0.0110             0.0000
                              --------------------------------------------------
TOTAL ..................      $0.0619           $0.5826            $0.2981
                              ==================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1


30 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 31

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director        Since 1992         142                        Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director        Since 1990         20                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Director        Since 1996         143                        Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas), H.J.
                                                                                               Heinz Company (processed foods
                                                                                               and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director        Since 2005         20                         Director, Emeritus Corporation
500 East Broward Blvd.                                                                         (assisted living) and OSI
Suite 2100                                                                                     Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                                 (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director        Since 2003         103                        Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas) and
                                                                                               Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company
                                                                                               (medical technology), Cooper
                                                                                               Industries, Inc. (electrical
                                                                                               products and tools and hardware),
                                                                                               Health Net, Inc. (formerly
                                                                                               Foundation Health) (integrated
                                                                                               managed care), The Hertz
                                                                                               Corporation (car rental), Pacific
                                                                                               Southwest Airlines, The RCA
                                                                                               Corporation, Unicom (formerly
                                                                                               Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director        Since 2005         20                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director        Since 1990         20                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Director        Since 1993         10                         Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas) and
                                                                                               Weatherford International, Ltd.
                                                                                               (oilfield products and servicing)
                                                                                               (2004-present); and FORMERLY,
                                                                                               Director, H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products) (1987-1988; 1993-2003)
                                                                                               and Total Logistics, Inc.
                                                                                               (operating and investment
                                                                                               business) (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,       Director and Vice  142                        None
One Franklin Parkway             Chairman of     President since
San Mateo, CA 94403-1906         the Board and   1993 and
                                 Vice President  Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President  Since 2001         Not Applicable             Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy
Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President  Since 1994         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               Vice President  Since 1993         Not Applicable             Not Applicable
17th Floor, The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited
(investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)             President       Since 2005         Not Applicable             Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note 1:  Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 37

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Annual Report

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

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

        [LOGO](R)               FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)        600 Fifth Avenue
      INSTITUTIONAL             New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 A2006 02/07









FOREIGN EQUITY SERIES







                                                  ANNUAL REPORT      12/31/2006
--------------------------------------------------------------------------------


THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                          --------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                          --------------------------------------

                                             Foreign Equity Series


                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

TIFI Foreign Equity Series ................................................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   20

Report of Independent Registered Public Accounting Firm ...................   29

Tax Designation ...........................................................   30

Board Members and Officers ................................................   33

Shareholder Information ...................................................   39

--------------------------------------------------------------------------------

Annual Report

TIFI Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series' (the Fund's) annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

For the year under review, the Fund's Primary Shares posted a cumulative total return of +29.04%. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index; the MSCI Europe, Australasia, Far East (EAFE) Index; and the MSCI AC World Index, which posted total returns of +27.16%, +26.86%, and +21.53%, respectively, for the same period. 1 Please note that index

1. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                            65.4%
Asia                                              21.5%
North America                                      3.6%
Australia & New Zealand                            2.4%
Latin America                                      2.1%
Middle East & Africa                               0.6%
Short-Term Investments & Other Net Assets          4.4%

performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the economy also faced head-winds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago. 3

2. Source: "Can M&A's `Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Source: "TPG tops buy-out league with $101bn," THE WALL STREET JOURNAL, 12/27/06.


2 | Annual Report

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

During the year under review, the Fund benefited from cash availability in the capital markets, which had a broad-based impact across countries and sectors. Each of the Fund's 10 major investment sectors contributed double-digit absolute total returns over the past year.

Relative to the MSCI AC World ex USA Index, the Fund's returns were higher in eight out of ten major sectors, with industrials and telecommunication services providing the highest relative returns. 4 Holdings that delivered the strongest returns within these sectors included Vestas Wind Systems (wind turbines; Demark) and British Airways in industrials; and Telenor (Norway) and China Mobile in telecommunication services.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                      13.3%
Diversified Telecommunication Services                 9.2%
Oil, Gas & Consumable Fuels                            5.8%
Insurance                                              5.1%
Pharmaceuticals                                        4.4%
Electric Utilities                                     3.6%
Household Durables                                     3.6%
Food Products                                          3.5%
Media                                                  3.5%
Semiconductors & Semiconductor Equipment               3.4%
Aerospace & Defense                                    3.3%
Industrial Conglomerates                               2.9%
Wireless Telecommunication Services                    2.2%
Paper & Forest Products                                2.1%
Metals & Mining                                        2.0%
Other                                                 27.7%
Short-Term Investments & Other Net Assets              4.4%

4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, marine, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/06

---------------------------------------------------------------
COMPANY                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                             NET ASSETS
---------------------------------------------------------------
Samsung Electronics Co. Ltd.                               2.4%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
---------------------------------------------------------------
Housing Development Finance Corp. Ltd.                     1.8%
  THRIFTS & MORTGAGE FINANCE, INDIA
---------------------------------------------------------------
Nordea Bank AB, FDR                                        1.8%
  COMMERCIAL BANKS, SWEDEN
---------------------------------------------------------------
E.ON AG                                                    1.8%
  ELECTRIC UTILITIES, GERMANY
---------------------------------------------------------------
Compagnie Generale des Etablissements
Michelin, B                                                1.8%
  AUTO COMPONENTS, FRANCE
---------------------------------------------------------------
Celesio AG                                                 1.7%
  HEALTH CARE PROVIDERS & SERVICES,
  GERMANY
---------------------------------------------------------------
Atlas Copco AB, A                                          1.7%
  MACHINERY, SWEDEN
---------------------------------------------------------------
Rolls-Royce Group PLC, ord. & B                            1.6%
  AEROSPACE & DEFENSE, U.K.
---------------------------------------------------------------
Telefonica SA, ord. & ADR                                  1.6%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, SPAIN
---------------------------------------------------------------
Sanofi-Aventis, ord. & ADR                                 1.6%
  PHARMACEUTICALS, FRANCE
---------------------------------------------------------------

performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund's consumer staples and materials sector holdings slightly underperformed those of the index. 5 This was partly due to stock selection in food, beverage and tobacco stocks, and our underweighted position in metals and mining stocks. The demand for industrial commodities such as metals -- and related equities -- remained heightened, partly as a result of interest from financial players, such as hedge funds, as opposed to the underlying commodities' end-users.

Our value-focused, bottom-up process has always driven our stock selection and, thus, the Fund's absolute and relative weightings whether by sector, country or industry. Based on this investment strategy, we believed that certain of our materials-related holdings' valuations exceeded what we could justify based on underlying company and industry fundamentals. As a result -- and given other stock alternatives that our analyses revealed as having greater potential to unlock value over the longer term -- we reduced or liquidated these positions. We used part of these proceeds to buy telecommunications companies despite their apparent unattractiveness in the broader market. As of December 31, 2006, the Fund's largest relative overweighted position was in telecommunication services, which had the greatest positive effect on performance relative to the benchmark, and served as a measure of confirmation of our stock selection process.

5. The consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.


4 | Annual Report

Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

[PHOTO]     /s/ Gary P. Motyl, CFA

            Gary P. Motyl, CFA
            President - Templeton Investment Counsel, LLC
            Chief Investment Officer - Templeton Institutional
            Global Equities

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------------
PRIMARY SHARES (SYMBOL: TFEQX)                      CHANGE               12/31/06                 12/31/05
---------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$4.36                 $26.67                   $22.31
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
---------------------------------------------------------------------------------------------------------------
Dividend Income                                    $0.7356
---------------------------------------------------------------------------------------------------------------
Short-term Capital Gain                            $0.1321
---------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                             $1.1844
---------------------------------------------------------------------------------------------------------------
               TOTAL                               $2.0521
---------------------------------------------------------------------------------------------------------------
SERVICE SHARES (SYMBOL: N/A)                        CHANGE               12/31/06                  9/18/06
---------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.52                 $26.67                   $25.15
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/18/06-12/31/06)
---------------------------------------------------------------------------------------------------------------
Dividend Income                                    $0.6577
---------------------------------------------------------------------------------------------------------------
Short-term Capital Gain                            $0.1321
---------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                             $1.0480
---------------------------------------------------------------------------------------------------------------
               TOTAL                               $1.8378
---------------------------------------------------------------------------------------------------------------

PERFORMANCE

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
PRIMARY SHARES 1                                    1-YEAR                 5-YEAR                  10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                           +29.04%               +115.98%                 +179.34%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                       +29.04%                +16.65%                  +10.82%
---------------------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                $1,290,417             $2,159,829               $2,793,367
---------------------------------------------------------------------------------------------------------------
SERVICE SHARES                                                                              INCEPTION (9/18/06)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                                           +13.31%
---------------------------------------------------------------------------------------------------------------
Aggregate Total Return 5                                                                            +13.31%
---------------------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                                                                $1,133,066
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

PRIMARY SHARES (1/1/97-12/31/06)
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                     TIFI Foreign       MSCI AC World                               MSCI AC
Calendar Month       Equity Series      ex USA Index 6     MSCI EAFE Index 6     World Index 6          CPI 6
    Incept            1,000,000.00        1,000,000.00        1,000,000.00        1,000,000.00       1,000,000.00
    Jan-97            1,018,359.85          981,629.54        1,016,776.35          965,233.77       1,003,165.63
    Feb-97            1,032,425.95          999,630.59        1,030,639.10          981,254.15       1,006,218.20
    Mar-97            1,042,842.12          997,535.48        1,010,022.29          985,049.29       1,008,705.48
    Apr-97            1,037,940.39        1,005,947.57        1,042,462.73          990,514.24       1,009,949.12
    May-97            1,080,830.49        1,068,083.11        1,104,663.77        1,055,216.35       1,009,270.77
    Jun-97            1,128,622.31        1,127,015.29        1,161,190.75        1,113,648.90       1,010,514.41
    Jul-97            1,169,674.26        1,149,834.56        1,213,695.91        1,131,894.19       1,011,758.06
    Aug-97            1,103,500.97        1,059,380.76        1,128,540.74        1,047,592.00       1,013,680.05
    Sep-97            1,192,344.75        1,116,655.85        1,188,726.84        1,106,513.38       1,016,167.33
    Oct-97            1,104,113.68        1,021,584.37        1,117,946.22        1,021,703.81       1,018,767.67
    Nov-97            1,096,761.10        1,008,818.45        1,135,048.98        1,011,524.00       1,018,089.32
    Dec-97            1,114,295.83        1,020,428.63        1,149,951.44        1,020,579.62       1,016,845.68
    Jan-98            1,127,775.21        1,050,952.83        1,175,267.08        1,067,491.58       1,018,767.67
    Feb-98            1,199,665.27        1,121,078.27        1,255,667.00        1,136,236.09       1,020,802.71
    Mar-98            1,287,865.96        1,159,814.03        1,309,244.12        1,171,479.41       1,022,837.76
    Apr-98            1,304,616.59        1,168,120.58        1,321,515.07        1,181,018.56       1,024,646.69
    May-98            1,290,442.98        1,146,937.29        1,296,441.22        1,175,554.36       1,026,455.62
    Jun-98            1,278,202.13        1,142,625.69        1,319,798.35        1,184,715.25       1,027,699.27
    Jul-98            1,300,751.06        1,153,497.04        1,320,229.54        1,196,989.33       1,028,942.91
    Aug-98            1,091,368.15          990,822.69        1,135,262.57        1,048,959.28       1,030,186.55
    Sep-98            1,075,261.77          969,892.71        1,157,845.95        1,017,074.14       1,031,430.19
    Oct-98            1,158,370.68        1,071,481.72        1,263,589.73        1,123,380.78       1,033,917.47
    Nov-98            1,220,863.43        1,129,062.90        1,340,302.32        1,181,211.66       1,033,917.47
    Dec-98            1,227,516.17        1,167,962.26        1,402,547.68        1,228,095.98       1,033,239.12
    Jan-99            1,214,383.96        1,166,711.52        1,431,212.14        1,224,747.27       1,035,839.46
    Feb-99            1,186,737.20        1,140,588.64        1,395,241.53        1,195,841.67       1,036,856.98
    Mar-99            1,250,857.96        1,195,657.80        1,457,998.69        1,246,048.20       1,040,022.61
    Apr-99            1,353,421.38        1,255,466.02        1,520,989.57        1,296,823.07       1,047,484.45
    May-99            1,303,525.66        1,196,496.89        1,467,243.21        1,230,322.40       1,047,484.45
    Jun-99            1,365,202.31        1,251,476.34        1,540,292.65        1,278,572.86       1,047,484.45
    Jul-99            1,372,825.27        1,280,828.97        1,533,997.99        1,316,870.70       1,050,310.91
    Aug-99            1,365,895.31        1,285,272.50        1,532,156.34        1,321,974.05       1,053,476.54
    Sep-99            1,338,175.47        1,293,964.29        1,515,637.91        1,335,575.28       1,057,998.87
    Oct-99            1,359,658.35        1,342,146.51        1,592,398.86        1,385,892.37       1,060,146.98
    Nov-99            1,427,571.96        1,395,811.89        1,641,877.60        1,434,330.26       1,060,599.21
    Dec-99            1,563,077.93        1,528,933.08        1,778,659.42        1,563,344.87       1,060,599.21
    Jan-00            1,466,519.94        1,445,967.84        1,682,720.32        1,464,284.32       1,063,538.72
    Feb-00            1,507,175.94        1,485,025.52        1,688,426.62        1,503,979.35       1,069,643.87
    Mar-00            1,537,552.68        1,540,912.67        1,799,425.34        1,562,569.79       1,078,236.29
    Apr-00            1,471,782.84        1,454,912.95        1,718,703.03        1,480,623.90       1,079,140.76
    May-00            1,466,667.41        1,417,697.07        1,674,100.43        1,444,752.41       1,079,932.17
    Jun-00            1,541,937.34        1,478,048.86        1,730,853.08        1,501,592.00       1,085,811.19
    Jul-00            1,520,744.83        1,419,697.19        1,680,016.28        1,438,931.53       1,088,185.42
    Aug-00            1,543,398.89        1,437,260.21        1,732,239.36        1,451,716.03       1,088,185.42
    Sep-00            1,471,052.06        1,357,535.27        1,637,098.17        1,381,316.85       1,093,838.33
    Oct-00            1,410,397.66        1,314,387.64        1,605,068.77        1,348,968.25       1,095,647.26
    Nov-00            1,400,897.57        1,255,418.52        1,505,631.74        1,298,670.09       1,096,325.61
    Dec-00            1,471,554.99        1,298,281.17        1,530,786.19        1,345,132.98       1,095,421.14
    Jan-01            1,494,995.69        1,317,765.15        1,569,485.02        1,344,498.75       1,102,656.87
    Feb-01            1,445,509.77        1,213,437.19        1,437,430.23        1,243,802.47       1,107,292.26
    Mar-01            1,336,159.46        1,127,664.40        1,340,656.95        1,161,449.54       1,110,005.65
    Apr-01            1,411,757.96        1,204,360.15        1,438,320.83        1,242,910.01       1,113,962.69
    May-01            1,402,967.44        1,171,102.28        1,422,285.98        1,200,029.46       1,118,824.19
    Jun-01            1,371,321.55        1,126,186.74        1,378,698.92        1,151,401.11       1,121,085.36
    Jul-01            1,337,917.57        1,101,129.88        1,356,981.95        1,130,543.19       1,117,580.55
    Aug-01            1,322,973.68        1,073,782.65        1,294,619.72        1,102,138.92       1,118,032.79
    Sep-01            1,160,349.01          959,865.74        1,176,363.20          990,755.43       1,122,668.17
    Oct-01            1,198,148.26          986,759.13        1,201,360.48        1,016,089.67       1,118,824.19
    Nov-01            1,269,351.49        1,031,891.03        1,275,244.11        1,053,611.29       1,116,902.20
    Dec-01            1,293,328.24        1,045,184.68        1,287,196.70        1,059,892.22       1,112,492.93
    Jan-02            1,256,682.45        1,000,422.19        1,251,927.29        1,003,655.80       1,115,432.45
    Feb-02            1,277,239.84        1,007,625.77        1,242,731.12        1,010,744.37       1,119,954.78
    Mar-02            1,339,323.61        1,062,362.46        1,298,851.08        1,065,925.13       1,125,833.80
    Apr-02            1,341,114.15        1,069,265.23        1,257,714.18        1,073,644.52       1,132,278.12
    May-02            1,365,286.44        1,080,912.35        1,259,491.35        1,088,209.40       1,132,052.01
    Jun-02            1,308,884.44        1,034,239.45        1,182,629.65        1,045,297.05       1,132,956.47
    Jul-02            1,168,327.08          933,457.88        1,083,450.54          942,185.02       1,134,200.11
    Aug-02            1,171,012.89          933,510.65        1,086,251.29          940,269.46       1,137,817.98
    Sep-02            1,026,874.45          834,581.43          967,108.21          839,523.96       1,139,626.91
    Oct-02            1,083,276.45          879,354.47        1,038,324.06          884,709.68       1,142,001.13
    Nov-02            1,156,688.57          921,641.89        1,095,121.04          924,975.70       1,141,775.01
    Dec-02            1,101,913.06          891,867.07        1,042,910.05          893,942.89       1,139,287.73
    Jan-03            1,071,935.21          860,556.55        1,012,472.45          856,690.87       1,144,375.35
    Feb-03            1,040,140.52          843,120.18          994,728.93          837,107.46       1,153,193.89
    Mar-03            1,006,419.62          826,765.67          990,969.06          821,287.38       1,160,090.45
    Apr-03            1,121,491.20          906,432.56        1,079,464.99          902,724.37       1,157,716.22
    May-03            1,184,506.58          964,172.06        1,142,290.66          958,260.30       1,155,455.06
    Jun-03            1,213,731.11          991,007.39        1,164,221.21          981,976.98       1,156,698.70
    Jul-03            1,274,919.96        1,017,367.76        1,190,068.79        1,005,894.33       1,157,829.28
    Aug-03            1,324,236.35        1,047,580.60        1,218,306.08        1,030,360.72       1,162,464.67
    Sep-03            1,333,369.01        1,076,912.12        1,226,087.76        1,062,328.03       1,165,969.47
    Oct-03            1,434,741.59        1,146,720.92        1,300,467.06        1,128,609.46       1,164,838.89
    Nov-03            1,460,313.05        1,171,725.01        1,320,390.74        1,153,862.29       1,161,334.09
    Dec-03            1,571,454.47        1,261,186.67        1,404,119.33        1,244,059.57       1,160,203.50
    Jan-04            1,595,559.37        1,281,435.86        1,428,177.65        1,261,743.70       1,165,969.47
    Feb-04            1,640,060.74        1,314,018.23        1,454,533.00        1,291,085.12       1,171,848.50
    Mar-04            1,625,971.19        1,322,103.13        1,446,787.59        1,298,856.01       1,178,858.11
    Apr-04            1,588,699.64        1,281,013.67        1,413,577.44        1,270,576.31       1,182,362.92
    May-04            1,592,426.80        1,285,066.68        1,425,501.82        1,276,078.37       1,189,485.59
    Jun-04            1,625,971.19        1,312,920.54        1,454,311.36        1,304,556.47       1,193,103.45
    Jul-04            1,581,245.33        1,274,659.74        1,408,177.41        1,262,399.13       1,190,729.23
    Aug-04            1,591,495.01        1,284,866.14        1,417,321.18        1,268,260.15       1,191,972.87
    Sep-04            1,649,265.90        1,326,177.25        1,447,182.52        1,301,593.22       1,194,347.09
    Oct-04            1,714,491.11        1,372,301.29        1,482,895.22        1,346,056.11       1,200,678.35
    Nov-04            1,840,282.58        1,467,552.21        1,564,350.97        1,438,382.12       1,201,356.70
    Dec-04            1,905,348.96        1,530,569.06        1,625,326.92        1,501,551.11       1,196,947.43
    Jan-05            1,880,909.36        1,504,203.41        1,591,197.96        1,474,113.51       1,199,434.71
    Feb-05            1,969,267.92        1,578,397.69        1,647,064.04        1,538,145.05       1,206,444.32
    Mar-05            1,923,686.22        1,535,582.54        1,611,560.89        1,500,098.64       1,215,828.15
    Apr-05            1,863,897.26        1,497,712.27        1,576,964.46        1,466,521.34       1,223,968.34
    May-05            1,887,623.04        1,507,105.95        1,607,595.50        1,468,764.80       1,222,724.70
    Jun-05            1,904,705.60        1,535,461.16        1,624,553.19        1,488,841.96       1,223,403.05
    Jul-05            1,991,067.44        1,592,113.53        1,685,057.65        1,534,577.86       1,229,055.96
    Aug-05            2,024,283.53        1,632,859.95        1,698,638.31        1,573,797.31       1,235,387.22
    Sep-05            2,085,970.56        1,717,086.48        1,750,220.64        1,644,209.36       1,250,537.03
    Oct-05            2,010,048.06        1,654,576.26        1,703,405.64        1,596,303.08       1,253,024.31
    Nov-05            2,062,244.78        1,710,204.81        1,766,307.87        1,635,775.09       1,242,962.13
    Dec-05            2,164,701.54        1,792,489.27        1,810,185.09        1,711,998.55       1,237,987.56
    Jan-06            2,290,838.34        1,917,467.50        1,899,696.55        1,817,233.25       1,247,484.45
    Feb-06            2,277,254.38        1,911,931.56        1,897,677.59        1,813,511.19       1,249,971.74
    Mar-06            2,333,469.51        1,967,465.13        1,938,415.54        1,874,170.91       1,256,868.29
    Apr-06            2,432,370.23        2,068,911.65        2,003,913.00        1,965,066.41       1,267,608.82
    May-06            2,338,365.58        1,973,528.81        1,926,603.99        1,891,117.83       1,273,940.08
    Jun-06            2,339,344.80        1,971,560.35        1,926,555.63        1,891,811.13       1,276,427.36
    Jul-06            2,384,388.69        1,991,730.39        1,940,180.62        1,910,755.01       1,280,158.28
    Aug-06            2,451,954.53        2,048,182.22        1,991,460.71        1,963,813.86       1,282,645.56
    Sep-06            2,497,977.64        2,049,512.11        2,015,212.76        1,967,231.11       1,276,314.30
    Oct-06            2,600,795.22        2,132,968.14        2,091,191.91        2,043,919.92       1,269,417.75
    Nov-06            2,693,820.65        2,210,407.99        2,151,341.75        2,105,569.80       1,267,495.76
    Dec-06            2,793,367.25        2,279,293.26        2,199,893.61        2,171,798.22       1,274,392.31

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
PRIMARY SHARES                  12/31/06
----------------------------------------
1-Year                           +29.04%
----------------------------------------
5-Year                           +16.65%
----------------------------------------
10-Year                          +10.82%
----------------------------------------

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Aggregate total return represents the change in value of an investment over the period indicated. Since the share class has existed for less than one year, average annual total returns are not available.

6. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = $8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT         ENDING ACCOUNT     EXPENSES PAID DURING
PRIMARY SHARES                                   VALUE 7/1/06           VALUE 12/31/06    PERIOD* 7/1/06-12/31/06
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                 $1,194.10               $4.42
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                 $1,021.17               $4.08
-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------
Actual (9/18/06-12/31/06)                           $1,000                 $1,133.10               $2.43
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                 $1,021.17               $4.08
-----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Primary
      Shares: 0.80% and Service Shares: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 for Primary Shares (Actual and Hypothetical) and Service Shares (Hypothetical only) to reflect the one-half year period. For actual Service Shares expenses, the multiplier is 104/365 to reflect the number of days since inception.


                                                               Annual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                                     ----------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
PRIMARY SHARES                                          2006             2005             2004             2003           2002
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    22.31       $    20.27       $    16.95       $    12.13     $    14.47
                                                     ----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................         0.55             0.42             0.33             0.25           0.23

 Net realized and unrealized gains (losses) ......         5.86             2.32             3.25             4.87          (2.37)
                                                     ----------------------------------------------------------------------------
Total from investment operations .................         6.41             2.74             3.58             5.12          (2.14)
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................        (0.74)           (0.66)           (0.26)           (0.30)         (0.20)

 Net realized gains ..............................        (1.31)           (0.04)              --               --             --
                                                     ----------------------------------------------------------------------------
Total distributions ..............................        (2.05)           (0.70)           (0.26)           (0.30)         (0.20)
                                                     ----------------------------------------------------------------------------
Redemption fees ..................................           -- c             -- c             -- c             --             --
                                                     ----------------------------------------------------------------------------
Net asset value, end of year .....................   $    26.67       $    22.31       $    20.27       $    16.95     $    12.13
                                                     ============================================================================
Total return .....................................        29.04%           13.61%           21.25%           42.61%        (14.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $7,311,236       $6,245,721       $5,658,170       $4,642,764     $3,164,910

Ratios to average net assets:

 Expenses ........................................         0.80% d          0.81% d          0.82% d          0.83%          0.83%

 Net investment income ...........................         2.25%            2.01%            1.89%            1.85%          1.68%

Portfolio turnover rate ..........................         7.59%           12.97%           18.25%            8.93%         16.26%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


10 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

                                                                 ------------
                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
SERVICE SHARES                                                      2006 d
                                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $  25.15
                                                                   --------
Income from investment operations a:
 Net investment income b .....................................         0.05
 Net realized and unrealized gains (losses) ..................         3.31
                                                                   --------
Total from investment operations .............................         3.36
                                                                   --------
Less distributions from:
 Net investment income .......................................        (0.66)
 Net realized gains ..........................................        (1.18)
                                                                   --------
Total distributions ..........................................        (1.84)
                                                                   --------
Redemption fees ..............................................           -- e
                                                                   --------
Net asset value, end of period ...............................     $  26.67
                                                                   ========
Total return c ...............................................        13.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $     11
Ratios to average net assets:
 Expenses ....................................................         0.80% f,g
 Net investment income .......................................         2.25% g
Portfolio turnover rate ......................................         7.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than a year.

d     For the period September 18, 2006 (effective date) to December 31, 2006.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.6%
  COMMON STOCKS 95.1%
  AUSTRALIA 2.4%
  Alumina Ltd. ...............................               Metals & Mining                    6,912,015     $   34,593,225
  National Australia Bank Ltd. ...............               Commercial Banks                   2,903,680         92,603,466
  Qantas Airways Ltd. ........................                   Airlines                      11,228,850         46,270,363
                                                                                                              --------------
                                                                                                                 173,467,054
                                                                                                              --------------
  BERMUDA 1.4%
  ACE Ltd. ...................................                  Insurance                       1,108,930         67,167,890
  XL Capital Ltd., A .........................                  Insurance                         450,020         32,410,440
                                                                                                              --------------
                                                                                                                  99,578,330
                                                                                                              --------------
  BRAZIL 0.5%
  Embraer-Empresa Brasileira de
    Aeronautica SA, ADR ......................             Aerospace & Defense                    980,000         40,601,400
                                                                                                              --------------
  CANADA 1.9%
  Alcan Inc. .................................               Metals & Mining                      740,843         36,099,606
  BCE Inc. (CAD Traded) ......................    Diversified Telecommunication Services        2,259,189         60,878,382
  BCE Inc. (USD Traded) ......................    Diversified Telecommunication Services            5,416            146,232
  Husky Energy Inc. ..........................         Oil, Gas & Consumable Fuels                578,590         38,749,765
                                                                                                              --------------
                                                                                                                 135,873,985
                                                                                                              --------------
  CHINA 1.7%
  China Mobile (Hong Kong) Ltd. ..............     Wireless Telecommunication Services          8,492,000         73,357,938
  China Telecom Corp. Ltd., H ................    Diversified Telecommunication Services       89,754,000         49,150,876
                                                                                                              --------------
                                                                                                                 122,508,814
                                                                                                              --------------
  DENMARK 0.8%
a Vestas Wind Systems AS .....................             Electrical Equipment                 1,451,613         61,348,970
                                                                                                              --------------
  FINLAND 2.1%
  Stora Enso OYJ, R (EUR/FIM Traded) .........           Paper & Forest Products                1,673,625         26,511,223
  Stora Enso OYJ, R (SEK Traded) .............           Paper & Forest Products                2,814,636         44,368,970
  UPM-Kymmene OYJ ............................           Paper & Forest Products                3,278,200         82,739,653
                                                                                                              --------------
                                                                                                                 153,619,846
                                                                                                              --------------
  FRANCE 8.9%
  Accor SA ...................................        Hotels, Restaurants & Leisure               494,470         38,314,963
  AXA SA .....................................                  Insurance                       2,311,148         93,568,979
  Compagnie Generale des Etablissements
    Michelin, B ..............................               Auto Components                    1,341,820        128,417,032
  France Telecom SA ..........................    Diversified Telecommunication Services        3,183,580         88,042,052
  Sanofi-Aventis .............................               Pharmaceuticals                    1,236,450        114,170,693
  Sanofi-Aventis, ADR ........................               Pharmaceuticals                        6,813            314,556
  Suez SA ....................................               Multi-Utilities                    1,478,380         76,558,735
  Suez SA, ADR ...............................               Multi-Utilities                        7,250            376,710
a Thomson SA .................................              Household Durables                  2,572,370         50,289,678
  Total SA, B ................................         Oil, Gas & Consumable Fuels                806,748         58,199,389
                                                                                                              --------------
                                                                                                                 648,252,787
                                                                                                              --------------
  GERMANY 10.0%
  BASF AG ....................................                  Chemicals                         534,020         52,228,491
  BASF AG, ADR ...............................                  Chemicals                           6,430            625,060


12 | Annual Report

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  GERMANY (CONTINUED)
  Bayerische Motoren Werke AG ................                  Automobiles                     1,647,950     $   94,846,406
  Celesio AG .................................        Health Care Providers & Services          2,357,104        125,424,363
  Deutsche Post AG ...........................            Air Freight & Logistics               3,524,380        106,538,989
  E.ON AG ....................................               Electric Utilities                   956,750        130,450,908
a Infineon Technologies AG ...................    Semiconductors & Semiconductor Equipment      4,780,650         67,272,027
  Muenchener Rueckversicherungs- .............
    Gesellschaft AG ..........................                   Insurance                        321,287         55,559,050
  Siemens AG .................................            Industrial Conglomerates                978,790         97,679,107
                                                                                                              --------------
                                                                                                                 730,624,401
                                                                                                              --------------
  HONG KONG 2.0%
  Cheung Kong (Holdings) Ltd. ................                  Real Estate                     2,550,000         31,386,784
  Cheung Kong (Holdings) Ltd., ADR ...........                  Real Estate                        31,535            388,150
  Hutchison Whampoa Ltd. .....................            Industrial Conglomerates              5,342,550         54,289,810
  Hutchison Whampoa Ltd., ADR ................            Industrial Conglomerates                  4,795            243,629
  Swire Pacific Ltd., A ......................                  Real Estate                     5,440,500         58,432,319
  Swire Pacific Ltd., B ......................                  Real Estate                       154,500            315,389
                                                                                                              --------------
                                                                                                                 145,056,081
                                                                                                              --------------
  INDIA 4.2%
  Housing Development Finance Corp. Ltd. .....           Thrifts & Mortgage Finance             3,668,470        135,092,666
  ICICI Bank Ltd. ............................                Commercial Banks                  4,935,848         99,623,236
  Satyam Computer Services Ltd. ..............                  IT Services                     6,695,072         73,446,222
  Satyam Computer Services Ltd., ADR .........                  IT Services                        95,400          2,290,554
                                                                                                              --------------
                                                                                                                 310,452,678
                                                                                                              --------------
  ISRAEL 0.6%
a Check Point Software Technologies Ltd. .....                    Software                      2,073,240         45,445,421
                                                                                                              --------------
  ITALY 2.2%
  Eni SpA ....................................          Oil, Gas & Consumable Fuels             2,433,040         81,834,990
  Mediaset SpA ...............................                     Media                        2,998,145         35,579,733
  UniCredito Italiano SpA ....................                Commercial Banks                  5,363,030         47,007,663
                                                                                                              --------------
                                                                                                                 164,422,386
                                                                                                              --------------
  JAPAN 4.8%
  FUJIFILM Holdings Corp. ....................          Leisure Equipment & Products            1,053,900         43,294,586
  Hitachi Ltd. ...............................       Electronic Equipment & Instruments         6,516,000         40,617,230
  Hitachi Ltd., ADR ..........................       Electronic Equipment & Instruments             2,275            141,869
  Mitsubishi UFJ Financial Group Inc. ........                Commercial Banks                      2,836         35,022,640
  NEC Corp. ..................................            Computers & Peripherals               3,873,000         18,513,353
  NEC Corp., ADR .............................            Computers & Peripherals                  14,625             70,200
  Nintendo Co. Ltd. ..........................                    Software                        171,900         44,623,094
  Nomura Holdings Inc. .......................                Capital Markets                   1,731,200         32,650,431
  Sompo Japan Insurance Inc. .................                   Insurance                      3,473,000         42,451,506
  Sony Corp. .................................               Household Durables                 1,023,100         43,834,250
  Sony Corp., ADR ............................               Household Durables                     4,405            188,666
  Takeda Pharmaceutical Co. Ltd. .............                Pharmaceuticals                     763,500         52,403,033
                                                                                                              --------------
                                                                                                                 353,810,858
                                                                                                              --------------


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                          INDUSTRY                       SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  MEXICO 1.1%
  Telefonos de Mexico SA de CV, L, ADR .......    Diversified Telecommunication Services        2,933,954     $   82,913,540
                                                                                                              --------------
  NETHERLANDS 6.2%
  ING Groep NV ...............................        Diversified Financial Services            2,548,410        112,997,716
  ING Groep NV, ADR ..........................        Diversified Financial Services               12,965            572,664
  Koninklijke Philips Electronics NV .........              Household Durables                  2,954,061        111,408,944
  Koninklijke Philips Electronics NV,
    N.Y. shs. ................................              Household Durables                     11,935            448,517
  SBM Offshore NV ............................          Energy Equipment & Services             2,308,110         79,369,673
  Unilever NV ................................                 Food Products                    3,797,500        103,766,815
  Unilever NV, N.Y. shs. .....................                 Food Products                        7,620            207,645
  Wolters Kluwer NV ..........................                     Media                        1,499,375         43,127,855
                                                                                                              --------------
                                                                                                                 451,899,829
                                                                                                              --------------
  NORWAY 1.4%
  Telenor ASA ................................    Diversified Telecommunication Services        5,272,050         99,132,058
                                                                                                              --------------
  PORTUGAL 0.8%
  Portugal Telecom SGPS SA ...................    Diversified Telecommunication Services        4,496,290         58,403,621
                                                                                                              --------------
  SINGAPORE 1.6%
  DBS Group Holdings Ltd. ....................               Commercial Banks                   5,624,185         82,889,290
  DBS Group Holdings Ltd., ADR ...............               Commercial Banks                       7,605            448,330
  Singapore Telecommunications Ltd. ..........    Diversified Telecommunication Services       16,342,000         34,955,010
                                                                                                              --------------
                                                                                                                 118,292,630
                                                                                                              --------------
  SOUTH KOREA 6.5%
  Kookmin Bank ...............................               Commercial Banks                     900,573         72,530,019
a Kookmin Bank, ADR ..........................               Commercial Banks                     216,498         17,458,399
a Korea Electric Power Corp. .................              Electric Utilities                  1,146,540         52,272,361
a Korea Electric Power Corp., ADR ............              Electric Utilities                     12,195            276,948
a KT Corp., ADR ..............................    Diversified Telecommunication Services          903,955         22,915,259
  LG Electronics Inc. ........................              Household Durables                    938,340         55,493,226
  POSCO ......................................                Metals & Mining                     224,020         74,432,452
  POSCO, ADR .................................                Metals & Mining                       4,080            337,293
  Samsung Electronics Co. Ltd. ...............   Semiconductors & Semiconductor Equipment         270,520        178,310,495
                                                                                                              --------------
                                                                                                                 474,026,452
                                                                                                              --------------
  SPAIN 5.1%
  Banco Santander Central Hispano SA .........               Commercial Banks                   4,618,890         86,213,919
  Endesa SA ..................................              Electric Utilities                  1,042,932         49,327,961
  Iberdrola SA, Br. ..........................              Electric Utilities                    727,858         31,821,991
  Repsol YPF SA ..............................          Oil, Gas & Consumable Fuels             2,520,610         87,176,074
  Telefonica SA ..............................    Diversified Telecommunication Services        5,433,139        115,612,878
  Telefonica SA, ADR .........................    Diversified Telecommunication Services            8,892            566,865
                                                                                                              --------------
                                                                                                                 370,719,688
                                                                                                              --------------
  SWEDEN 4.8%
  Atlas Copco AB, A ..........................                   Machinery                      3,695,490        124,060,413
  Nordea Bank AB, FDR ........................               Commercial Banks                   8,593,898        132,956,069
  Securitas AB, B ............................        Commercial Services & Supplies            1,926,540         29,877,230
a Securitas Direct AB, B .....................         Diversified Consumer Services            1,926,540          6,101,985


14 | Annual Report

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                       SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    SWEDEN (CONTINUED)
  a Securitas Systems AB .....................        Commercial Services & Supplies            1,926,540     $    7,789,169
    Swedbank AB, A ...........................               Commercial Banks                   1,405,980         50,996,326
                                                                                                              --------------
                                                                                                                 351,781,192
                                                                                                              --------------
    SWITZERLAND 3.8%
    Adecco SA ................................        Commercial Services & Supplies            1,031,040         70,439,522
    Lonza Group AG ...........................                   Chemicals                        420,110         36,303,462
    Nestle SA ................................                 Food Products                      267,320         94,989,586
    Nestle SA, ADR ...........................                 Food Products                        2,310            205,209
    Swiss Reinsurance Co. ....................                   Insurance                        922,362         78,418,369
    Swiss Reinsurance Co., ADR ...............                   Insurance                          3,295            280,138
    UBS AG ...................................                Capital Markets                       9,510            573,738
                                                                                                              --------------
                                                                                                                 281,210,024
                                                                                                              --------------
    TAIWAN 0.7%
    Chunghwa Telecom Co. Ltd., ADR ...........    Diversified Telecommunication Services        1,247,929         24,621,639
    Compal Electronics Inc., GDR .............            Computers & Peripherals               1,135,589          5,178,286
  b Compal Electronics Inc., GDR, 144A .......            Computers & Peripherals               4,284,621         19,537,872
                                                                                                              --------------
                                                                                                                  49,337,797
                                                                                                              --------------
    UNITED KINGDOM 19.3%
    Alliance Boots PLC .......................           Food & Staples Retailing               2,235,880         36,692,963
    Amvescap PLC .............................                Capital Markets                   3,236,560         37,776,367
    BAE Systems PLC ..........................              Aerospace & Defense                 9,364,718         78,079,969
    BP PLC ...................................          Oil, Gas & Consumable Fuels             4,940,110         54,902,580
  a British Airways PLC ......................                   Airlines                       7,028,710         72,608,650
  a British Airways PLC, ADR .................                   Airlines                           8,225            849,396
    British Sky Broadcasting Group PLC .......                     Media                        6,149,950         62,868,393
    Cadbury Schweppes PLC ....................                 Food Products                    5,278,910         56,496,910
    Compass Group PLC ........................         Hotels, Restaurants & Leisure           14,860,370         84,395,228
    GlaxoSmithKline PLC ......................                Pharmaceuticals                   4,105,410        108,055,301
    HSBC Holdings PLC ........................               Commercial Banks                   3,254,421         59,656,959
    HSBC Holdings PLC, ADR ...................               Commercial Banks                       3,790            347,354
    National Grid PLC ........................                Multi-Utilities                   4,010,399         57,921,511
    Pearson PLC ..............................                     Media                        3,511,000         53,046,536
  a Rolls-Royce Group PLC ....................              Aerospace & Defense                13,555,704        118,863,344
a,c Rolls-Royce Group PLC, B .................              Aerospace & Defense               497,494,336            988,884
    Royal Bank of Scotland Group PLC .........               Commercial Banks                   2,923,660        114,110,192
    Royal Dutch Shell PLC, B, ADR ............          Oil, Gas & Consumable Fuels             1,415,307        100,699,093
    Shire PLC ................................                Pharmaceuticals                   2,293,320         47,560,991
    Shire PLC, ADR ...........................                Pharmaceuticals                       8,590            530,518
    Smiths Group PLC .........................           Industrial Conglomerates               2,980,820         57,878,697
    Standard Chartered PLC ...................               Commercial Banks                   2,715,610         79,346,266
    Vodafone Group PLC .......................      Wireless Telecommunication Services        31,957,073         88,555,126
    Yell Group PLC ...........................                     Media                        3,309,540         36,943,051
                                                                                                              --------------
                                                                                                               1,409,174,279
                                                                                                              --------------


                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARES/
  FOREIGN EQUITY SERIES                                          INDUSTRY                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  UNITED STATES 0.3%
  News Corp., A ..............................                     Media                        1,089,919     $   23,411,460
                                                                                                              --------------
  TOTAL COMMON STOCKS
    (COST $3,544,073,765) ....................                                                                 6,955,365,581
                                                                                                              --------------
  PREFERRED STOCKS (COST $31,484,036) 0.5%
  BRAZIL 0.5%
  Tele Norte Leste Participacoes SA,
    ADR, pfd. ................................     Diversified Telecommunication Services       2,195,300         32,753,876
                                                                                                              --------------
  TOTAL LONG TERM INVESTMENTS
    (COST $3,575,557,801) ....................                                                                 6,988,119,457
                                                                                                              --------------
  SHORT TERM INVESTMENTS 4.2%
  UNITED STATES (COST $163,947,258) 2.2%
d U.S. Treasury Bills, 1/04/07 - 5/24/07 .....                                               $165,505,000        164,023,821
                                                                                                              --------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET
    FUND (COST $3,739,505,059) ...............                                                                 7,152,143,278
                                                                                                              --------------
  UNITED STATES (COST $145,485,554) 2.0%
e Franklin Institutional Fiduciary Trust
    Money Market Portfolio, 4.97% ............                                                145,485,554        145,485,554
                                                                                                              --------------
  TOTAL INVESTMENTS
    (COST $3,884,990,613) 99.8% ..............                                                                 7,297,628,832
  OTHER ASSETS, LESS LIABILITIES 0.2% ........                                                                    13,618,165
                                                                                                              --------------
  NET ASSETS 100.0% ..........................                                                                $7,311,246,997
                                                                                                              ==============

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar
EUR - Euro
FIM - Finnish Markka
SEK - Swedish Krona
USD - United States Dollar

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt

a     Non-income producing for the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the value of this security was $19,537,872, representing 0.27% of net assets.

c     See Note 9 regarding restricted securities.

d     The security is traded on a discount basis with no stated coupon rate.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                                                 --------------
                                                                     FOREIGN
                                                                  EQUITY SERIES
                                                                 --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................   $3,739,505,059
  Cost - Sweep Money Fund (Note 7) ...........................      145,485,554
                                                                 --------------
  Total cost of investments ..................................   $3,884,990,613
                                                                 ==============
  Value - Unaffiliated issuers ...............................   $7,152,143,278
  Value - Sweep Money Fund (Note 7) ..........................      145,485,554
                                                                 --------------
  Total value of investments .................................    7,297,628,832
 Cash ........................................................          171,008
 Receivables:
  Capital shares sold ........................................       41,227,863
  Dividends ..................................................        6,471,928
                                                                 --------------
        Total assets .........................................    7,345,499,631
                                                                 --------------
Liabilities:
 Payables:
  Capital shares redeemed ....................................       24,664,809
  Affiliates .................................................        4,572,854
 Deferred tax ................................................        3,825,527
 Accrued expenses and other liabilities ......................        1,189,444
                                                                 --------------
        Total liabilities ....................................       34,252,634
                                                                 --------------
           Net assets, at value ..............................   $7,311,246,997
                                                                 ==============
Net assets consist of:
 Paid-in capital .............................................   $3,969,041,404
 Distributions in excess of net investment income ............     (102,604,468)
 Net unrealized appreciation (depreciation) ..................    3,408,949,345
 Accumulated net realized gain (loss) ........................       35,860,716
                                                                 --------------
           Net assets, at value ..............................   $7,311,246,997
                                                                 ==============
PRIMARY SHARES:
 Net assets, at value ........................................   $7,311,236,393
                                                                 ==============
 Shares outstanding ..........................................      274,123,629
                                                                 ==============
 Net asset value per share a .................................   $        26.67
                                                                 ==============
SERVICE SHARES:
 Net assets, at value ........................................   $       10,604
                                                                 ==============
 Shares outstanding (excluding fractional shares) ............              397
                                                                 ==============
 Net asset value per share a .................................   $        26.67
                                                                 ==============

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

                                                                                      --------------
                                                                                          FOREIGN
                                                                                       EQUITY SERIES
                                                                                      --------------
Investment income:
 Dividends: (net of foreign taxes of $17,270,147)
  Unaffiliated issuers ............................................................   $  186,840,685
  Sweep Money Fund (Note 7) .......................................................        6,974,376
 Interest .........................................................................        9,047,904
 Other income (Note 10) ...........................................................          222,204
                                                                                      --------------
        Total investment income ...................................................      203,085,169
                                                                                      --------------
Expenses:
 Management fees (Note 3a) ........................................................       44,644,167
 Administrative fees (Note 3b) ....................................................        5,399,820
 Transfer agent fees (Note 3c) ....................................................           24,493
 Custodian fees (Note 4) ..........................................................        2,664,144
 Reports to shareholders ..........................................................           48,115
 Registration and filing fees .....................................................          110,127
 Professional fees ................................................................          168,937
 Directors' fees and expenses .....................................................          157,723
 Other ............................................................................          154,266
                                                                                      --------------
        Total expenses ............................................................       53,371,792
        Expense reductions (Note 4) ...............................................         (296,353)
                                                                                      --------------
           Net expenses ...........................................................       53,075,439
                                                                                      --------------
              Net investment income ...............................................      150,009,730
                                                                                      --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................      340,362,019
  Foreign currency transactions ...................................................          902,822
                                                                                      --------------
        Net realized gain (loss) ..................................................      341,264,841
                                                                                      --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................    1,217,102,154
  Translation of assets and liabilities denominated in foreign currencies .........          214,007
 Change in deferred taxes on unrealized appreciation (depreciation) ...............       (3,825,527)
                                                                                      --------------
        Net change in unrealized appreciation (depreciation) ......................    1,213,490,634
                                                                                      --------------
Net realized and unrealized gain (loss) ...........................................    1,554,755,475
                                                                                      --------------
Net increase (decrease) in net assets resulting from operations ...................   $1,704,765,205
                                                                                      ==============


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  --------------------------------
                                                                                                        FOREIGN EQUITY SERIES
                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                  --------------------------------
                                                                                                       2006              2005
                                                                                                  --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................................   $  150,009,730    $  116,631,880
  Net realized gain (loss) from investments and foreign currency transactions .................      341,264,841       308,568,945
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
    and liabilities denominated in foreign currencies, and deferred taxes .....................    1,213,490,634       328,701,779
                                                                                                  --------------------------------
       Net increase (decrease) in net assets resulting from operations ........................    1,704,765,205       753,902,604
                                                                                                  --------------------------------
Distributions to shareholders from:
 Net investment income:
  Primary Shares ..............................................................................     (191,899,440)     (183,533,480)
  Service Shares ..............................................................................             (262)               --
 Net realized gains:
  Primary Shares ..............................................................................     (343,352,663)      (10,751,350)
  Service Shares ..............................................................................             (469)               --
                                                                                                  --------------------------------
Total distributions to shareholders ...........................................................     (535,252,834)     (194,284,830)
                                                                                                  --------------------------------
Capital share transactions (Note 2)
  Primary Shares ..............................................................................     (104,014,174)       27,925,243
  Service Shares ..............................................................................           10,000                --
                                                                                                  --------------------------------
Total capital share transactions ..............................................................     (104,004,174)       27,925,243
                                                                                                  --------------------------------
Redemption fees ...............................................................................           18,250             7,845
                                                                                                  --------------------------------
       Net increase (decrease) in net assets ..................................................    1,065,526,447       587,550,862
Net assets:
 Beginning of year ............................................................................    6,245,720,550     5,658,169,688
                                                                                                  --------------------------------
 End of year ..................................................................................   $7,311,246,997    $6,245,720,550
                                                                                                  ================================
Distributions in excess of net investment income included in net assets:
 End of year ..................................................................................   $ (102,604,468)   $  (61,250,841)
                                                                                                  ================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Equity Series (the
Fund) included in this report is diversified. The Fund offers two classes of shares: Primary and Service shares. Effective September 18, 2006, the Fund began offering a new class of shares, Service shares. Each class of shares differs by its voting rights on matters affecting a single class. Unlike Primary shares, Service shares bear a sub-transfer agency fee of up to 0.15% of the average daily net assets. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of


20 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


22 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

2. CAPITAL STOCK

At December 31, 2006, there were 1.14 billion shares of TIFI authorized ($0.01 par value), of which 755 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                      -----------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                   2006                                    2005
                                      -----------------------------------------------------------------------
                                          SHARES            AMOUNT               SHARES            AMOUNT
                                      -----------------------------------------------------------------------
PRIMARY SHARES:
 Shares sold ......................     43,115,685     $ 1,054,636,410         43,810,911     $   915,696,969
 Shares issued in reinvestment
  of distributions ................     18,348,681         477,022,238          7,621,447         166,418,307
 Shares redeemed ..................    (67,262,525)     (1,635,672,822)       (50,689,026)     (1,054,190,033)
                                      -----------------------------------------------------------------------
 Net increase (decrease) ..........     (5,798,159)    $  (104,014,174)           743,332     $    27,925,243
                                      =======================================================================
SERVICE SHARES: a
 Shares sold ......................            397     $        10,000
                                      --------------------------------
 Net increase (decrease) ..........            397     $        10,000
                                      ================================

a     For the period September 18, 2006 (effective date) to December 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
---------------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.700%               Up to and including $1 billion
      0.680%               Over $1 billion, up to and including $5 billion
      0.660%               Over $5 billion, up to and including $10 billion
      0.640%               Over $10 billion, up to and including $15 billion
      0.620%               Over $15 billion, up to and including $20 billion
      0.600%               In excess of $20 billion


24 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within TIFI as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.150%            Up to and including $200 million
       0.135%            Over $200 million, up to and including $700 million
       0.100%            Over $700 million, up to and including $1.2 billion
       0.075%            In excess of $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $24,493, of which $19,735 was retained by Investor Services.

D. OTHER AFFILIATED TRANSACTIONS

At December 31, 2006, Franklin Advisers, Inc. (Advisers) owned 100% of the Fund's outstanding Service shares. Shares held by Advisers are not subject to sub-transfer agency fees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                     ----------------------------
                                         2006            2005
                                     ----------------------------
Distributions paid from:
 Ordinary income .................   $225,949,128    $183,533,480
 Long term capital gain ..........    309,303,706      10,751,350
                                     ----------------------------
                                     $535,252,834    $194,284,830
                                     ============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...............................   $4,005,725,689
                                                      ==============

Unrealized appreciation ...........................   $3,331,440,425
Unrealized depreciation ...........................      (39,537,282)
                                                      --------------
Net unrealized appreciation (depreciation) ........   $3,291,903,143
                                                      ==============

Undistributed ordinary income .....................   $   17,815,202
Undistributed long term capital gains .............       36,176,122
                                                      --------------
Distributable earnings ............................   $   53,991,324
                                                      ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $483,964,878 and $1,021,604,684, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


26 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held an investment in a restricted security, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                     ACQUISITION
SHARES          ISSUER                                                   DATE            COST         VALUE
-------------------------------------------------------------------------------------------------------------
497,494,336     Rolls-Royce Group PLC, B (0.01% OF NET ASSETS) ....    10/11/06        $945,592      $988,884
                                                                                                     --------

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006, and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


28 | Annual Report

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Series (one of the funds constituting the Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 22, 2007


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

FOREIGN EQUITY SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $306,316,774 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $34,045,245 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 0.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $190,280,833 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $16,024,625 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to shareholders of record.


30 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

Record Date: 12/14/2006
--------------------------------------------------------------------------------
                            FOREIGN TAX         FOREIGN            FOREIGN
                               PAID          SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                      PER SHARE         PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..............      $0.0000           $0.0209            $0.0209
Bermuda ................       0.0000            0.0054             0.0054
Brazil .................       0.0003            0.0023             0.0023
Canada .................       0.0025            0.0295             0.0295
China ..................       0.0000            0.0070             0.0027
Finland ................       0.0032            0.0170             0.0121
France .................       0.0095            0.0535             0.0535
Germany ................       0.0100            0.0624             0.0624
Hong Kong ..............       0.0000            0.0149             0.0000
India ..................       0.0000            0.0093             0.0044
Italy ..................       0.0031            0.0164             0.0164
Japan ..................       0.0012            0.0137             0.0137
Mexico .................       0.0000            0.0066             0.0066
Netherlands ............       0.0075            0.0394             0.0394
Norway .................       0.0010            0.0053             0.0053
Portugal ...............       0.0016            0.0084             0.0084
Singapore ..............       0.0000            0.0069             0.0000
South Africa ...........       0.0000            0.0025             0.0025
South Korea ............       0.0041            0.0195             0.0195
Spain ..................       0.0090            0.0477             0.0477
Sweden .................       0.0084            0.0463             0.0463
Switzerland ............       0.0028            0.0150             0.0150
Taiwan .................       0.0023            0.0086             0.0049
United Kingdom .........       0.0000            0.1685             0.1655
                              --------------------------------------------
TOTAL ..................      $0.0665           $0.6270            $0.5844
                              ============================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1


                                                              Annual Report | 31

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

 32 | Annual Report

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Director        Since 1992         142                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)          Director         Since 1990           20                            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).

------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Director         Since 1996           143                  Director, Hess Corporation (formerly
500 East Broward Blvd.                                                                       Amerada Hess Corporation)
Suite 2100                                                                                   (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                               gas), H.J. Heinz Company (processed
                                                                                             foods and allied products), RTI
                                                                                             International Metals, Inc.
                                                                                             (manufacture and distribution of
                                                                                             titanium), Canadian National Railway
                                                                                             (railroad) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Director        Since 2005         20                        Director, Emeritus Corporation
500 East Broward Blvd.                                                                       (assisted living) and OSI
Suite 2100                                                                                   Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                               (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Director        Since 2003         103                       Director, Hess Corporation (formerly
500 East Broward Blvd.                                                                       Amerada Hess Corporation)
Suite 2100                                                                                   (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                               gas) and Sentient Jet (private jet
                                                                                             service); and FORMERLY, Director,
                                                                                             Becton Dickinson and Company (medical
                                                                                             technology), Cooper Industries Inc.
                                                                                             (electrical products and tools and
                                                                                             hardware), Health Net, Inc. (formerly
                                                                                             Foundation Health) (integrated
                                                                                             managed care), The Hertz Corporation
                                                                                             (car rental), Pacific Southwest
                                                                                             Airlines, The RCA Corporation, Unicom
                                                                                             (formerly Commonwealth Edison), UAL
                                                                                             Corporation (airlines) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Director        Since 2005         20                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Director        Since 1990         20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)      Director        Since 1993         10                        Director, Hess Corporation (formerly
500 East Broward Blvd.                                                                       Amerada Hess Corporation)
Suite 2100                                                                                   (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                               gas) and Weatherford International,
                                                                                             Ltd. (oilfield products and servicing)
                                                                                             (2004-present); and FORMERLY, Director,
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products) (1987-1988;
                                                                                             1993-2003) and Total Logistics, Inc.
                                                                                             (operating and investment business)
                                                                                             (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Director,       Director and Vice  142                       None
One Franklin Parkway            Chairman of     President since
San Mateo, CA 94403-1906        the Board and   1993 and
                                Vice President  Chairman of the
                                                Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway            Compliance      Officer since
San Mateo, CA 94403-1906        Officer and     2004 and Vice
                                Vice President  President - AML
                                - AML           Compliance since
                                Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       Vice President  Since 2001         Not Applicable            Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice         Since 2002         Not Applicable              Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief Executive
Fort Lauderdale, FL 33394-3091     Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President      Since 2000         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President      Since 2000         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)      Vice President      Since 1996         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                 Vice President      Since 1994         Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)                 Vice President      Since 1993         Not Applicable              Not Applicable
17th Floor
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)               President           Since 2005         Not Applicable              Not Applicable
500 East Broward Blvd.             and Chief
Suite 2100                         Executive
Fort Lauderdale, FL 33394-3091     Officer -
                                   Investment
                                   Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)          Secretary           Since 2004         Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)           Treasurer           Since 2004         Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President      Since 2005         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)                Chief Financial     Since 2004         Not Applicable              Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


38 | Annual Report

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 39

                       This page intentionally left blank.

        [LOGO](R)               FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)        600 Fifth Avenue
      INSTITUTIONAL             New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 A2006 02/07






FOREIGN SMALLER COMPANIES SERIES







                                               ANNUAL REPORT         12/31/2006
--------------------------------------------------------------------------------


THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                          --------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                          --------------------------------------

                                             Foreign Smaller Companies Series


                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

TIFI Foreign Smaller Companies Series ....................................     1

Performance Summary ......................................................     6

Your Fund's Expenses .....................................................     8

Financial Highlights and Statement of Investments ........................    10

Financial Statements .....................................................    16

Notes to Financial Statements ............................................    19

Report of Independent Registered Public Accounting Firm ..................    27

Tax Designation ..........................................................    28

Board Members and Officers ...............................................    31

Shareholder Information ..................................................    37

--------------------------------------------------------------------------------

Annual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series' (the Fund's) annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

The Fund posted a +28.78% cumulative total return for the 12-month period ended December 31, 2006. The Fund outperformed its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, which returned +23.11% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary beginning on page 6.

1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago. 3

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Source: "TPG tops buy-out league with $101bn," THE WALL STREET JOURNAL, 12/27/06.


2 | Annual Report

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Several holdings performed well during the period. One example is Vestas Wind Systems. Denmark-based Vestas is the world's leading wind turbine manufacturer. The company has a leading market share and a reputation for providing reliable and efficient products. The company's competitive advantage is its technological ability to develop durable, reliable and cost effective wind turbines. Vestas could benefit from increased demand in the coming years for environmentally friendly power sources as wind power is the cheapest renewable energy source.

The Fund also benefited from its Lojas Renner holding. Lojas Renner is one of Brazil's largest apparel retailers and was listed in the Bovespa Novo Mercado in May 2005. 4 Lojas Renner offers shareholder protection that we think may enhance its share price versus those of its peers who may have lower corporate governance standards. Lojas Renner sells quality apparel under 11 private label brands, each of which targets a specific style or occasion. Most of the company's stores are located in shopping malls where they are able to reach families and different age groups. Based on our analysis, we believe that Lojas Renner could benefit from Brazil's declining interest rate cycle, decreasing unemployment, rising personal incomes and greater discretionary consumer spending.

Our position in China Resources Power Holdings also boosted the Fund's performance. China Resources Power is an independent power producer controlled by The China Resources Group, a major Chinese state-owned conglomerate. The company has coal-fired plants with three under construction. Based on our analysis, we believe China Resources Power represents a good investment opportunity due to its exposure to the high growth Chinese power sector. The company is a relative newcomer to the industry but has secured a strong project pipeline to support its long-term growth.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                              40.8%
Asia                                                36.7%
North America                                       10.4%
Australia & New Zealand                              4.4%
Latin America                                        3.1%
Middle East & Africa                                 0.8%
Short-Term Investments & Other Net Assets            3.8%

4. The Novo Mercado is a trading segment designed for shares issued by companies that voluntarily undertake to abide by corporate governance practices and transparency requirements in addition to those already requested by Brazilian Law.


                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Machinery                                            8.3%
Commercial Services & Supplies                       7.0%
Textiles, Apparel & Luxury Goods                     5.5%
Electronic Equipment & Instruments                   5.5%
Energy Equipment & Services                          5.5%
Commercial Banks                                     4.3%
Electrical Equipment                                 4.1%
Specialty Retail                                     3.7%
Capital Markets                                      3.5%
Independent Power Producers & Energy Traders         3.0%
Health Care Providers & Services                     2.7%
Leisure Equipment & Products                         2.5%
Transportation Infrastructure                        2.1%
Communications Equipment                             2.0%
Auto Components                                      2.0%
Paper & Forest Products                              2.0%
Computers & Peripherals                              2.0%
Other                                               30.5%
Short-Term Investments & Other Net Assets            3.8%

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

There were some detractors from Fund performance over the past year. Bio-Treat Technology negatively impacted Fund performance as the company's share price fell following news of a loss in its fourth quarter. Based in China, Bio-Treat is a pioneer in waste and wastewater management biotechnology. Through its research and development team, Bio-Treat successfully developed a proprietary application of biological processes for waste and wastewater treatment for residential, commercial and municipal projects called the BMS Biological Process Technology. Bio-Treat provides us with exposure to the high-growth wastewater treatment industry in China. In view of the widespread pollution in many cities across China and the need to clean up the environment before the 2008 Olympics, China has stepped up its pollution control efforts. Based on our analysis, we expect these efforts to continue to benefit the companies engaged in pollution control, and with its unique technology and solutions, Bio-Treat could stand out from its competition when it bids for large municipal projects.

Also hindering performance during the period was Fountain Set Holdings, a vertically integrated fabric supplier. The company is one of the world's largest knitted cotton fabric producers and distributes knitted fabric and yarn products to more than 40 countries. Key customers include Wal-Mart, Target, J.C. Penney, The Gap and Marks & Spencer. Sentiment toward China garment and fabrics producers swung from optimistic in 2002 -- when the process to eliminate trade quotas set by the World Trade Organization began -- to doubtful and pessimistic as the final quota expiration created confusion and renewed protectionism from importing and competing countries. Additionally, Fountain Set announced that the company violated wastewater disposal laws. Looking at the poor performance of the shares since we initiated our position, we sold Fountain Set and used the losses to offset capital gains.


4 | Annual Report

Chitaly Holdings (sold by period-end), a modern-style furniture manufacturer, also hindered Fund performance. The company sells its award-winning brand names Royal, Knight and Simplified to middle class consumers through its growing franchise distribution network in China. We originally purchased shares of Chitaly because we believed the company would be a strong beneficiary of China's rising property prices. However, prices have risen so sharply that home buyers seemed priced out of the market, leading to weak demand for home furniture.

Thank you for your continued participation in TIFI Foreign Smaller Companies Series. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Tucker Scott

                      Tucker Scott, CFA

[PHOTO OMITTED]       /s/ Cynthia L. Sweeting

                      Cynthia L. Sweeting, CFA

                      Portfolio Management Team
                      TIFI Foreign Smaller Companies Series

TOP 10 EQUITY HOLDINGS
12/31/06

---------------------------------------------------------
COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
---------------------------------------------------------
Game Group PLC                                       2.3%
  SPECIALTY RETAIL, U.K.
---------------------------------------------------------
Draka Holding NV                                     2.1%
  ELECTRICAL EQUIPMENT, NETHERLANDS
---------------------------------------------------------
Vestas Wind Systems AS                               2.1%
  ELECTRICAL EQUIPMENT, DENMARK
---------------------------------------------------------
China Resources Power Holdings Co. Ltd.              1.8%
  INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS, CHINA
---------------------------------------------------------
Vossloh AG                                           1.8%
  MACHINERY, GERMANY
---------------------------------------------------------
Aalberts Industries NV                               1.8%
  MACHINERY, NETHERLANDS
---------------------------------------------------------
OPG Groep NV                                         1.7%
  HEALTH CARE PROVIDERS & SERVICES,
  NETHERLANDS
---------------------------------------------------------
Daegu Bank Co. Ltd.                                  1.6%
  COMMERCIAL BANKS, SOUTH KOREA
---------------------------------------------------------
D-Link Corp.                                         1.6%
  COMMUNICATIONS EQUIPMENT, TAIWAN
---------------------------------------------------------
Vedior NV                                            1.6%
  COMMERCIAL SERVICES & SUPPLIES,
  NETHERLANDS
---------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------
SYMBOL: TFSCX                                      CHANGE     12/31/06         12/31/05
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$4.24       $22.42           $18.18
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-------------------------------------------------------------------------------------------
Dividend Income                       $0.3322
-------------------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0599
-------------------------------------------------------------------------------------------
Long-Term Capital Gain                $0.5610
-------------------------------------------------------------------------------------------
                    TOTAL             $0.9531
-------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
                                                   1-YEAR       3-YEAR    INCEPTION (10/21/02)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                          +28.78%      +75.37%         +167.83%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                      +28.78%      +20.59%          +26.47%
----------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4               $1,287,821   $1,753,675       $2,678,251
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/21/02-12/31/06
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                   S&P/Citigroup Global
                       TIFI Foreign Smaller         Equity ex-U.S. less
      Date                   Companies Series         than $2 Billion Index 5
      ----             ----------------------     ---------------------------
     Incept                $ 1,000,000                 $ 1,000,000
     Oct-02                $ 1,012,000                 $ 1,002,640
     Nov-02                $ 1,032,000                 $ 1,039,233
     Dec-02                $ 1,010,000                 $ 1,034,512
     Jan-03                $   979,000                 $ 1,035,387
     Feb-03                $   946,000                 $ 1,024,301
     Mar-03                $   950,000                 $ 1,011,659
     Apr-03                $ 1,022,000                 $ 1,085,278
     May-03                $ 1,106,999                 $ 1,178,455
     Jun-03                $ 1,152,999                 $ 1,238,670
     Jul-03                $ 1,217,999                 $ 1,285,780
     Aug-03                $ 1,286,999                 $ 1,366,071
     Sep-03                $ 1,316,999                 $ 1,435,074
     Oct-03                $ 1,411,999                 $ 1,540,404
     Nov-03                $ 1,430,999                 $ 1,547,557
     Dec-03                $ 1,527,201                 $ 1,646,986
     Jan-04                $ 1,580,250                 $ 1,711,255
     Feb-04                $ 1,624,117                 $ 1,773,391
     Mar-04                $ 1,603,946                 $ 1,842,141
     Apr-04                $ 1,566,860                 $ 1,766,102
     May-04                $ 1,569,951                 $ 1,740,645
     Jun-04                $ 1,619,398                 $ 1,805,172
     Jul-04                $ 1,575,101                 $ 1,744,466
     Aug-04                $ 1,572,011                 $ 1,768,308
     Sep-04                $ 1,622,489                 $ 1,835,435
     Oct-04                $ 1,662,664                 $ 1,890,958
     Nov-04                $ 1,779,072                 $ 2,039,434
     Dec-04                $ 1,852,238                 $ 2,140,642
     Jan-05                $ 1,852,238                 $ 2,165,408
     Feb-05                $ 1,931,848                 $ 2,266,644
     Mar-05                $ 1,892,013                 $ 2,211,030
     Apr-05                $ 1,812,423                 $ 2,149,636
     May-05                $ 1,833,936                 $ 2,158,960
     Jun-05                $ 1,882,336                 $ 2,218,226
     Jul-05                $ 1,973,757                 $ 2,315,094
     Aug-05                $ 1,981,285                 $ 2,370,042
     Sep-05                $ 2,043,668                 $ 2,485,124
     Oct-05                $ 1,951,161                 $ 2,398,179
     Nov-05                $ 2,008,169                 $ 2,500,889
     Dec-05                $ 2,079,648                 $ 2,680,780
     Jan-06                $ 2,211,196                 $ 2,870,701
     Feb-06                $ 2,254,665                 $ 2,845,261
     Mar-06                $ 2,326,139                 $ 2,953,665
     Apr-06                $ 2,444,620                 $ 3,113,736
     May-06                $ 2,321,530                 $ 2,939,051
     Jun-06                $ 2,282,410                 $ 2,856,163
     Jul-06                $ 2,285,858                 $ 2,824,901
     Aug-06                $ 2,356,022                 $ 2,913,031
     Sep-06                $ 2,375,581                 $ 2,922,326
     Oct-06                $ 2,454,958                 $ 3,045,956
     Nov-06                $ 2,553,904                 $ 3,192,351
     Dec-06                $ 2,678,251                 $ 3,300,366

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
                           12/31/06
-----------------------------------
1-Year                      +28.78%
-----------------------------------
3-Year                      +20.59%
-----------------------------------
Since Inception (10/21/02)  +26.47%
-----------------------------------

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to assume as their own certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. This agreement may be ended after 4/30/07 upon notice to the Board of Directors.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund Shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06-12/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,173.40             $5.20
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.42             $4.84
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                               Annual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                               -------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                    2006           2005          2004          2003       2002 f
                                                               -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................    $   18.18      $   17.45      $  14.97      $  10.10    $ 10.00
                                                               -------------------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ..........................         0.30           0.38          0.21          0.17      (0.01)

  Net realized and unrealized gains (losses) ..............         4.89           1.74          2.93          4.99       0.11
                                                               -------------------------------------------------------------------
Total from investment operations ..........................         5.19           2.12          3.14          5.16       0.10
                                                               -------------------------------------------------------------------
Less distributions from:

  Net investment income ...................................        (0.33)         (0.36)        (0.16)        (0.13)        --

  Net realized gains ......................................        (0.62)         (1.03)        (0.50)        (0.16)        --
                                                               -------------------------------------------------------------------
Total distributions .......................................        (0.95)         (1.39)        (0.66)        (0.29)        --
                                                               -------------------------------------------------------------------
Redemption fees ...........................................           -- d           -- d          --            --         --
                                                               -------------------------------------------------------------------
Net asset value, end of year ..............................    $   22.42      $   18.18      $  17.45      $  14.97    $ 10.10
                                                               ===================================================================

Total return c ............................................        28.78%         12.28%        21.28%        51.21%      1.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................    $ 170,757      $ 131,567      $ 97,495      $ 33,583    $ 6,195

Ratios to average net assets:

  Expenses before waiver and payments by affiliates .......         1.07%          1.07%         1.16%         1.58%      7.71% g

  Expenses net of waiver and payments by affiliates .......         0.95% e        0.95% e       0.95% e       0.95%      0.95% g

  Net investment income (loss) ............................         1.45%          2.12%         1.34%         1.40%     (0.55)% g

Portfolio turnover rate ...................................        17.30%         24.59%        27.51%        12.58%        --

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f For the period October 21, 2002 (commencement of operations) to December 31, 2002.

g     Annualized.


10 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 96.2%
     COMMON STOCKS 95.3%
     AUSTRALIA 4.4%
     Billabong International Ltd. ................         Textiles, Apparel & Luxury Goods            133,957   $   1,839,974
     Downer EDI Ltd. .............................          Commercial Services & Supplies             232,245       1,281,506
     Iluka Resources Ltd. ........................                 Metals & Mining                     235,139       1,234,365
     PaperlinX Ltd. ..............................             Paper & Forest Products                 832,142       2,581,589
     Repco Corp. Ltd. ............................                   Distributors                      443,845         597,383
                                                                                                                 -------------
                                                                                                                     7,534,817
                                                                                                                 -------------
     BAHAMAS 1.0%
   a Steiner Leisure Ltd. ........................          Diversified Consumer Services               37,530       1,707,615
                                                                                                                 -------------
     BELGIUM 1.1%
     Barco NV ....................................        Electronic Equipment & Instruments            20,740       1,889,071
                                                                                                                 -------------
     BERMUDA 0.3%
   a Weatherford International Ltd. ..............           Energy Equipment & Services                11,732         490,280
                                                                                                                 -------------
     BRAZIL 2.3%
   b Companhia de Saneamento de Minas Gerais,
       144A ......................................                 Water Utilities                     141,900       1,663,747
   b Lojas Renner SA, 144A .......................                 Multiline Retail                    162,000       2,327,826
                                                                                                                 -------------
                                                                                                                     3,991,573
                                                                                                                 -------------
     CANADA 9.1%
     CAE Inc. ....................................               Aerospace & Defense                   176,720       1,630,328
   a Dorel Industries Inc., B ....................                Household Durables                    44,300       1,199,075
   a GSI Group Inc. ..............................        Electronic Equipment & Instruments           151,050       1,463,675
     Legacy Hotels ...............................                   Real Estate                       204,730       1,665,600
     Linamar Corp. ...............................                 Auto Components                     106,490       1,270,295
     MDS Inc. ....................................               Health Care Services                  115,390       2,106,282
     North West Co. Fund .........................          Diversified Financial Services             162,450       2,165,071
   a Open Text Corp. .............................           Internet Software & Services               87,800       1,802,339
     Precision Drilling Trust ....................           Energy Equipment & Services                28,080         650,641
   a Saxon Energy Services Inc. ..................           Energy Equipment & Services               313,300       1,099,676
     Transcontinental Inc., B ....................          Commercial Services & Supplies              25,630         465,200
                                                                                                                 -------------
                                                                                                                    15,518,182
                                                                                                                 -------------
     CHINA 6.6%
     Bio-Treat Technology Ltd. ...................          Commercial Services & Supplies           1,625,000         641,120
     China Oilfield Services Ltd. ................           Energy Equipment & Services             3,454,000       2,397,640
     China Resources Power Holdings Co. Ltd. .....   Independent Power Producers & Energy Traders    2,036,000       3,072,654
     People's Food Holdings Ltd. .................                  Food Products                    1,948,000       1,587,922
     Sinotrans Ltd., H ...........................             Air Freight & Logistics               3,233,000       1,167,831
     Travelsky Technology Ltd., H ................                   IT Services                     1,153,000       1,757,850
     Weiqiao Textile Co. Ltd., H .................         Textiles, Apparel & Luxury Goods            488,500         658,103
                                                                                                                 -------------
                                                                                                                    11,283,120
                                                                                                                 -------------
     DENMARK 2.1%
   a Vestas Wind Systems AS ......................               Electrical Equipment                   83,180       3,515,405
                                                                                                                 -------------


                                                              Annual Report | 11

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     FINLAND 3.7%
     Amer Sports OYJ .............................           Leisure Equipment & Products              123,430   $   2,717,735
     Elcoteq SE, A ...............................             Communications Equipment                 50,300         649,377
     Huhtamaki OYJ ...............................              Containers & Packaging                  89,790       1,763,686
     KCI Konecranes OYJ ..........................                    Machinery                         41,560       1,223,407
                                                                                                                 -------------
                                                                                                                     6,354,205
                                                                                                                 -------------
     GERMANY 3.5%
     Celesio AG ..................................         Health Care Providers & Services             34,250       1,822,484
   a Jenoptik AG .................................        Electronic Equipment & Instruments           118,490       1,166,839
     Vossloh AG ..................................                    Machinery                         40,810       3,057,731
                                                                                                                 -------------
                                                                                                                     6,047,054
                                                                                                                 -------------
     HONG KONG 5.0%
     Asia Satellite Telecommunications Holdings
       Ltd. ......................................      Diversified Telecommunication Services         318,000         571,481
 a,b China Communications Services Corp. Ltd.,
       144A ......................................      Diversified Telecommunication Services         188,000         107,302
     Dah Sing Financial Group ....................                 Commercial Banks                    137,600       1,246,141
     Giordano International Ltd. .................                 Specialty Retail                  1,694,000         925,487
     Hang Lung Group Ltd. ........................                   Real Estate                       355,000       1,079,263
     Hopewell Holdings Ltd. ......................          Transportation Infrastructure              384,000       1,347,602
     Ngai Lik Industrial Holding Ltd. ............                Household Durables                 2,832,000         243,914
     Techtronic Industries Co. Ltd. ..............                Household Durables                   680,000         881,125
     Texwinca Holdings Ltd. ......................         Textiles, Apparel & Luxury Goods            667,000         462,150
     Yue Yuen Industrial Holdings Ltd. ...........         Textiles, Apparel & Luxury Goods            501,000       1,590,752
                                                                                                                 -------------
                                                                                                                     8,455,217
                                                                                                                 -------------
     INDIA 1.1%
     Hindustan Petroleum Corp. Ltd. ..............           Oil, Gas & Consumable Fuels               141,770         894,679
     Tata Motors Ltd., ADR .......................                    Machinery                         51,220       1,046,425
                                                                                                                 -------------
                                                                                                                     1,941,104
                                                                                                                 -------------
     INDONESIA 0.5%
     PT Indosat Tbk ..............................      Diversified Telecommunication Services       1,215,400         912,209
                                                                                                                 -------------
     ISRAEL 0.8%
   a Orbotech Ltd. ...............................        Electronic Equipment & Instruments            54,930       1,397,419
                                                                                                                 -------------
     JAPAN 4.7%
     Japan Airport Terminal Co. Ltd. .............          Transportation Infrastructure               80,000         940,228
     Meitec Corp. ................................          Commercial Services & Supplies              51,500       1,561,851
     Sangetsu Co. Ltd. ...........................                Household Durables                    29,300         712,593
     Sohgo Security Services Co. Ltd. ............          Commercial Services & Supplies             136,200       2,740,362
     Takuma Co. Ltd. .............................                    Machinery                        141,000         824,430
     Tokyo Individualized Educational Institute
       Inc. ......................................          Diversified Consumer Services              506,440       1,289,128
                                                                                                                 -------------
                                                                                                                     8,068,592
                                                                                                                 -------------
     LUXEMBOURG 0.3%
   a Thiel Logistik AG ...........................                   IT Services                       149,260         585,181
                                                                                                                 -------------
     MEXICO 0.8%
     Grupo Aeroportuario del Sureste SA de CV, ADR          Transportation Infrastructure               31,810       1,350,971
                                                                                                                 -------------


12 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     NETHERLANDS 9.2%
     Aalberts Industries NV ......................                    Machinery                         34,657   $   2,996,558
   a Draka Holding NV ............................               Electrical Equipment                  103,895       3,538,382
     Imtech NV ...................................            Construction & Engineering                27,200       1,728,484
     OPG Groep NV ................................         Health Care Providers & Services             24,110       2,832,550
     SBM Offshore NV .............................           Energy Equipment & Services                51,800       1,781,262
     Vedior NV ...................................          Commercial Services & Supplies             132,640       2,750,686
                                                                                                                 -------------
                                                                                                                    15,627,922
                                                                                                                 -------------
     NORWAY 0.7%
     Prosafe ASA .................................           Energy Equipment & Services                80,750       1,146,060
                                                                                                                 -------------
     PHILIPPINES 0.1%
 a,b PNOC Energy Development Corp., 144A .........   Independent Power Producers & Energy Traders    1,900,000         187,870
                                                                                                                 -------------
     RUSSIA 0.6%
 a,b X 5 Retails Group NV, GDR, 144A .............             Food & Staples Retailing                 30,750         793,350
 a,b X 5 Retails Group NV, GDR, 144A (IPO) .......             Food & Staples Retailing                  5,778         149,072
                                                                                                                 -------------
                                                                                                                       942,422
                                                                                                                 -------------
     SINGAPORE 2.5%
     Cerebos Pacific Ltd. ........................                  Food Products                      562,358       1,283,546
     Huan Hsin Holdings Ltd. .....................        Electronic Equipment & Instruments         1,516,000         548,684
     Osim International Ltd. .....................                 Specialty Retail                  1,443,360       1,317,750
     Venture Corp. Ltd. ..........................        Electronic Equipment & Instruments           131,000       1,153,282
                                                                                                                 -------------
                                                                                                                     4,303,262
                                                                                                                 -------------
     SOUTH KOREA 6.3%
     Bank of Pusan ...............................                 Commercial Banks                    186,080       2,320,998
     Daeduck Electronics Co. Ltd. ................        Electronic Equipment & Instruments            72,480         554,901
     Daegu Bank Co. Ltd. .........................                 Commercial Banks                    163,580       2,796,690
   a Halla Climate Control Corp. .................                 Auto Components                     162,580       2,158,992
   a Hansol Paper Co. Ltd. .......................             Paper & Forest Products                  52,730         802,290
   a Sindo Ricoh Co. .............................                Office Electronics                    12,820         785,742
   a Youngone Corp. ..............................         Textiles, Apparel & Luxury Goods            251,810       1,413,385
                                                                                                                 -------------
                                                                                                                    10,832,998
                                                                                                                 -------------
     SPAIN 1.1%
     Sol Melia SA ................................          Hotels, Restaurants & Leisure               91,738       1,817,692
                                                                                                                 -------------
     SWEDEN 1.5%
     D. Carnegie & Co. AB ........................                 Capital Markets                     115,310       2,482,518
                                                                                                                 -------------
     SWITZERLAND 3.8%
   a Kuoni Reisen Holding AG, B ..................          Hotels, Restaurants & Leisure                2,590       1,385,811
   a Medisize Holding AG .........................         Health Care Equipment & Supplies              6,600         449,551
   a SIG Holding AG ..............................                    Machinery                          3,210       1,072,151
     Verwaltungs-und Privat-Bank AG ..............                 Capital Markets                       6,760       1,802,962
     Vontobel Holding AG .........................                 Capital Markets                      40,680       1,759,334
                                                                                                                 -------------
                                                                                                                     6,469,809
                                                                                                                 -------------


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                  INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     TAIWAN 7.2%
     D-Link Corp. ................................             Communications Equipment              2,125,420   $   2,785,191
     Fu Sheng Industrial Co. Ltd. ................             Industrial Conglomerates              1,658,408       1,623,545
     Giant Manufacturing Co. Ltd. ................           Leisure Equipment & Products              940,000       1,543,348
     KYE Systems Corp. ...........................             Computers & Peripherals               1,286,448       1,468,647
     Pihsiang Machinery Manufacturing Co. Ltd. ...         Health Care Equipment & Supplies            479,000         852,601
     Simplo Technology Co. Ltd. ..................             Computers & Peripherals                 524,000       1,897,560
     Ta Chong Bank Ltd. ..........................                 Commercial Banks                  2,673,000         898,246
     Taiwan Fu Hsing .............................                Building Products                    617,110         547,322
     Test-Rite International Co. Ltd. ............                   Distributors                    1,110,613         649,292
                                                                                                                 -------------
                                                                                                                    12,265,752
                                                                                                                 -------------
     THAILAND 2.7%
     BEC World Public Co. Ltd., fgn. .............                      Media                        1,673,200         995,896
     Glow Energy Public Co. Ltd., fgn. ...........   Independent Power Producers & Energy Traders      708,000         659,069
   b Glow Energy Public Co. Ltd., fgn., 144A .....   Independent Power Producers & Energy Traders    1,271,300       1,183,439
   a Total Access Communication Public Co.
       Ltd., fgn. ................................       Wireless Telecommunication Services           410,000       1,763,000
                                                                                                                 -------------
                                                                                                                     4,601,404
                                                                                                                 -------------
     UNITED KINGDOM 12.3%
     Bodycote International PLC ..................                    Machinery                        441,480       1,973,386
   b Bodycote International PLC, 144A ............                    Machinery                         35,200         157,342
     Burberry Group PLC ..........................         Textiles, Apparel & Luxury Goods            156,510       1,978,466
     DS Smith PLC ................................              Containers & Packaging                 360,250       1,382,771
     Electrocomponents PLC .......................        Electronic Equipment & Instruments           209,920       1,205,541
   a Fiberweb PLC ................................                Personal Products                    327,880       1,325,944
     FKI PLC .....................................                    Machinery                        885,590       1,790,660
     Future PLC ..................................                      Media                          908,830         809,812
     Game Group PLC ..............................                 Specialty Retail                  1,804,650       4,011,244
     Homeserve PLC ...............................          Commercial Services & Supplies              69,716       2,580,385
     John Wood Group PLC .........................           Energy Equipment & Services               353,390       1,813,201
     Yule Catto & Company PLC ....................                    Chemicals                        431,050       1,966,862
                                                                                                                 -------------
                                                                                                                    20,995,614
                                                                                                                 -------------
     TOTAL COMMON STOCKS
       (COST $106,624,294) .......................                                                                 162,715,338
                                                                                                                 -------------


14 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                                                 SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     PREFERRED STOCKS (COST $482,296) 0.9%
     GERMANY 0.9%
     Hugo Boss AG, pfd. ..........................         Textiles, Apparel & Luxury Goods             29,430   $   1,506,178
                                                                                                                 -------------
     TOTAL LONG TERM INVESTMENTS
       (COST $107,106,590) .......................                                                                 164,221,516
                                                                                                                 -------------

                                                                                                    ----------
                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                    ----------
     SHORT TERM INVESTMENTS (COST $5,071,205) 2.9%
     UNITED STATES 2.9%
   c U.S. Treasury Bills, 1/25/07 - 5/24/07 ......                                                  $5,158,000       5,073,434
                                                                                                                 -------------
     TOTAL INVESTMENTS
       (COST $112,177,795) 99.1% .................                                                                 169,294,950
     OTHER ASSETS, LESS LIABILITIES 0.9% .........                                                                   1,462,005
                                                                                                                 -------------
     NET ASSETS 100.0% ...........................                                                               $ 170,756,955
                                                                                                                 =============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  -  American Depository Receipt
GDR  -  Global Depository Receipt

a     Non-income producing during the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the aggregate value of these securities was $6,569,948, representing 3.85% of net assets.

c     The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                                                                                        ----------------
                                                                                                        FOREIGN SMALLER
                                                                                                        COMPANIES SERIES
                                                                                                        ----------------
Assets:
 Investments in securities:
  Cost ..............................................................................................   $    112,177,795
                                                                                                        ================
  Value .............................................................................................   $    169,294,950
 Cash ...............................................................................................             14,410
 Foreign currency, at value (cost $1,061,445) .......................................................          1,052,502
 Receivables:
  Capital shares sold ...............................................................................            293,481
  Dividends .........................................................................................            300,753
                                                                                                        ----------------
      Total assets ..................................................................................        170,956,096
                                                                                                        ----------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................             40,565
  Affiliates ........................................................................................            105,712
 Deferred tax .......................................................................................             17,081
 Accrued expenses and other liabilities .............................................................             35,783
                                                                                                        ----------------
      Total liabilities .............................................................................            199,141
                                                                                                        ----------------
        Net assets, at value ........................................................................   $    170,756,955
                                                                                                        ================
Net assets consist of:
 Paid-in capital ....................................................................................   $    113,628,462
 Distributions in excess of net investment income ...................................................           (345,904)
 Net unrealized appreciation (depreciation) .........................................................         57,093,478
 Accumulated net realized gain (loss) ...............................................................            380,919
                                                                                                        ----------------
        Net assets, at value ........................................................................   $    170,756,955
                                                                                                        ================
 Shares outstanding .................................................................................          7,617,981
                                                                                                        ================
 Net asset value per share a ........................................................................   $          22.42
                                                                                                        ================

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

                                                                                                        ----------------
                                                                                                        FOREIGN SMALLER
                                                                                                        COMPANIES SERIES
                                                                                                        ----------------
Investment income:
 Dividends (net of foreign taxes of $351,608) .......................................................   $      3,041,055
 Interest (net of foreign taxes of $452) ............................................................            494,032
 Other income (Note 8) ..............................................................................                 54
                                                                                                        ----------------
      Total investment income .......................................................................          3,535,141
                                                                                                        ----------------
Expenses:
 Management fees (Note 3a) ..........................................................................          1,104,414
 Administrative fees (Note 3b) ......................................................................            294,510
 Transfer agent fees (Note 3c) ......................................................................             14,903
 Custodian fees (Note 4) ............................................................................             59,827
 Reports to shareholders ............................................................................             19,918
 Registration and filing fees .......................................................................             21,862
 Professional fees ..................................................................................             42,383
 Directors' fees and expenses .......................................................................             13,405
 Other ..............................................................................................             14,219
                                                                                                        ----------------
      Total expenses ................................................................................          1,585,441
      Expense reductions (Note 4) ...................................................................             (2,021)
      Expenses waived/paid by affiliates (Note 3d) ..................................................           (184,970)
                                                                                                        ----------------
        Net expenses ................................................................................          1,398,450
                                                                                                        ----------------
          Net investment income .....................................................................          2,136,691
                                                                                                        ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $7,532) ......................................................          4,348,167
  Foreign currency transactions .....................................................................            (32,052)
                                                                                                        ----------------
        Net realized gain (loss) ....................................................................          4,316,115
                                                                                                        ----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .......................................................................................         31,555,269
  Translation of assets and liabilities denominated in foreign currencies ...........................             12,226
 Change in deferred taxes on unrealized appreciation (depreciation) .................................            (17,081)
                                                                                                        ----------------
        Net change in unrealized appreciation (depreciation) ........................................         31,550,414
                                                                                                        ----------------
Net realized and unrealized gain (loss) .............................................................         35,866,529
                                                                                                        ----------------
Net increase (decrease) in net assets resulting from operations .....................................   $     38,003,220
                                                                                                        ================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      ----------------------------------
                                                                                       FOREIGN SMALLER COMPANIES SERIES
                                                                                           YEAR ENDED DECEMBER 31,
                                                                                      ----------------------------------
                                                                                           2006               2005
                                                                                      ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................   $     2,136,691   $      2,469,756
  Net realized gain (loss) from investments and foreign currency transactions .....         4,316,115          6,131,736
  Net change in unrealized appreciation (depreciation) on investments, translation
   of assets and liablilities denominated in foreign currencies, and deferred taxes        31,550,414          5,888,506
                                                                                      ----------------------------------
     Net increase (decrease) in net assets resulting from operations ..............        38,003,220         14,489,998
                                                                                      ----------------------------------
 Distributions to shareholders from:
  Net investment income ...........................................................        (2,432,984)        (2,471,905)
  Net realized gains ..............................................................        (4,533,082)        (6,793,091)
                                                                                      ----------------------------------
 Total distributions to shareholders ..............................................        (6,966,066)        (9,264,996)
                                                                                      ----------------------------------

 Capital share transactions (Note 2) ..............................................         8,152,453         28,847,120
                                                                                      ----------------------------------

 Redemption fees ..................................................................               300                  3
                                                                                      ----------------------------------
     Net increase (decrease) in net assets ........................................        39,189,907         34,072,125
Net assets:
 Beginning of year ................................................................       131,567,048         97,494,923
                                                                                      ----------------------------------
 End of year ......................................................................   $   170,756,955   $    131,567,048
                                                                                      ==================================
Distributions in excess of net investment income included in net assets:
 End of year ......................................................................   $      (345,904)  $        (15,899)
                                                                                      ==================================


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Smaller Companies Series (the Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in


                                                              Annual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


20 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and all return of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Prior to March 1, 2005, the redemption fee was 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 1.14 billion shares of TIFI authorized ($0.01 par value), of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                       -------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                 2006                          2005
                                       -------------------------------------------------------
                                        SHARES        AMOUNT          SHARES         AMOUNT
                                       -------------------------------------------------------
Shares sold ........................    727,781    $  14,831,483     1,496,864    $ 25,920,894
Shares issued in reinvestment
 of distributions ..................    269,840        5,836,582       447,719       8,097,280
Shares redeemed ....................   (618,009)     (12,515,612)     (292,789)     (5,171,054)
                                       -------------------------------------------------------
Net increase (decrease) ............    379,612    $   8,152,453     1,651,794    $ 28,847,120
                                       =======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
-----------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                           Investment manager
Franklin Templeton Investment Management Limited (FTIML)          Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


22 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.750%              Up to and including $1 billion
      0.730%              Over $1 billion, up to and including $5 billion
      0.710%              Over $5 billion, up to and including $10 billion
      0.690%              Over $10 billion, up to and including $15 billion
      0.670%              Over $15 billion, up to and including $20 billion
      0.650%              In excess of $20 billion

Under a subadvisory agreement, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $14,903, of which $9,886 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENT

FT Services agreed in advance to voluntarily waive a portion of administrative fees through April 30, 2007, as noted in the Statement of Operations. Additionally, TIC agreed in advance to voluntarily waive a portion of management fees through April 30, 2007. Total expenses waived by FT Services and TIC are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses $5,872.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                   -------------------------
                                      2006          2005
                                   -------------------------
Distributions paid from:
 Ordinary income ...............   $ 2,873,774   $ 5,361,453
 Long term capital gain ........     4,092,292     3,903,543
                                   -------------------------
                                   $ 6,966,066   $ 9,264,996
                                   =========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign taxes paid on net realized gains and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and foreign taxes paid on net realized gains.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .............................   $ 112,767,750
                                                    =============

Unrealized appreciation .........................   $  59,249,337
Unrealized depreciation .........................      (2,722,137)
                                                    -------------
Net unrealized appreciation (depreciation) ......   $  56,527,200
                                                    =============

Undistributed ordinary income ...................   $     227,766
Undistributed long term capital gains ...........         403,202
                                                    -------------
Distributable earnings ..........................   $     630,968
                                                    =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $32,666,915 and $23,831,651, respectively.


24 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006, and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


26 | Annual Report

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN SMALLER COMPANIES SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Smaller Companies Series (one of the funds constituting the Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 22, 2007


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,906,169 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $448,962 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,049,854 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $492,223 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to shareholders of record.


28 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

Record Date: 12/14/2006

--------------------------------------------------------------------------------
                               FOREIGN TAX      FOREIGN            FOREIGN
                                  PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................    $ 0.0017       $ 0.0180           $ 0.0180
Belgium ....................      0.0012         0.0053             0.0053
Bermuda ....................      0.0000         0.0012             0.0000
Brazil .....................      0.0009         0.0102             0.0000
Canada .....................      0.0070         0.0222             0.0056
Cayman Islands .............      0.0000         0.0009             0.0000
China ......................      0.0000         0.0155             0.0000
Finland ....................      0.0029         0.0132             0.0132
Germany ....................      0.0019         0.0086             0.0051
Hong Kong ..................      0.0000         0.0264             0.0000
India ......................      0.0010         0.0039             0.0039
Indonesia ..................      0.0004         0.0018             0.0018
Japan ......................      0.0011         0.0106             0.0106
Mexico .....................      0.0000         0.0018             0.0018
Netherlands ................      0.0046         0.0206             0.0206
Norway .....................      0.0016         0.0070             0.0070
Singapore ..................      0.0000         0.0067             0.0000
South Korea ................      0.0045         0.0186             0.0186
Spain ......................      0.0002         0.0010             0.0010
Sweden .....................      0.0028         0.0124             0.0124
Switzerland ................      0.0016         0.0130             0.0087
Taiwan .....................      0.0131         0.0380             0.0000
Thailand ...................      0.0024         0.0164             0.0164
United Kingdom .............      0.0000         0.0378             0.0378
                                ------------------------------------------------
TOTAL ......................    $ 0.0489       $ 0.3111           $ 0.1878
                                ================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


30 | Annual Report

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director        Since 1992         142                        Director, Bar-S Foods (meat
500 East Broward Blvd.                                                                         packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director        Since 1990         20                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Director        Since 1996         143                        Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas), H.J.
                                                                                               Heinz Company (processed foods
                                                                                               and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director        Since 2005         20                         Director, Emeritus Corporation
500 East Broward Blvd.                                                                         (assisted living) and OSI
Suite 2100                                                                                     Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                                 (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director        Since 2003         103                        Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas) and
                                                                                               Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company
                                                                                               (medical technology), Cooper
                                                                                               Industries, Inc. (electrical
                                                                                               products and tools and hardware),
                                                                                               Health Net, Inc. (formerly
                                                                                               Foundation Health) (integrated
                                                                                               managed care), The Hertz
                                                                                               Corporation (car rental), Pacific
                                                                                               Southwest Airlines, The RCA
                                                                                               Corporation, Unicom (formerly
                                                                                               Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director        Since 2005         20                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director        Since 1990         20                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Director        Since 1993         10                         Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil
Fort Lauderdale, FL 33394-3091                                                                 and gas) and Weatherford
                                                                                               International, Ltd. (oilfield
                                                                                               products and servicing)
                                                                                               (2004-present); and FORMERLY,
                                                                                               Director, H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products) (1987-1988; 1993-2003)
                                                                                               and Total Logistics, Inc.
                                                                                               (operating and investment business)
                                                                                               (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982- December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,       Director and Vice  142                        None
One Franklin Parkway             Chairman of     President since
San Mateo, CA 94403-1906         the Board and   1993 and
                                 Vice President  Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President  Since 2001         Not Applicable             Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President  Since 1994         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               Vice President  Since 1993         Not Applicable             Not Applicable
17th Floor, The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)             President       Since 2005         Not Applicable             Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


36 | Annual Report

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 37
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

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

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

       [LOGO](R)               FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)       600 Fifth Avenue
     INSTITUTIONAL             NEW YORK, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUBADVISOR

Franklin Templeton Investment Management Limited, London,
Geneva Branch

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT458 A2006 02/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $217,376 for the fiscal year ended December 31, 2006 and $236,756 for the fiscal year ended December 31, 2005.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended December 31, 2006 and $4,955 for the fiscal year ended December 31, 2005. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $5,610 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $170,251 for the fiscal year ended December 31, 2006 and $5,835 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)    pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended December 31, 2006 and $10,790 for the fiscal year ended December 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.   N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.


By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007



By /s/GALEN G. VETTER
   ------------------
Galen G. Vetter
Chief Financial Officer
Date  February 27, 2007